PHARMACEUTICAL RESOURCES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 2004

TO OUR STOCKHOLDERS:

     The 2004 Annual Meeting of Stockholders (the "Meeting") of Pharmaceutical Resources, Inc. (the "Company") will be held on May 26, 2004 at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, at 10:00 a.m., local time, for the following purposes:

     1. To elect the three Class II members of the Company's Board of Directors (the "Board") to serve until the Company's 2007 Annual Meeting of Stockholders and their successors have been duly elected and qualified;

     2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the Company's name from "Pharmaceutical Resources, Inc." to "Par Pharmaceutical Companies, Inc.";

     3. To consider and act upon a proposal to approve and adopt the Company's 2004 Performance Equity Plan;

     4. To consider and act upon a proposal to amend and restate the Company's 1997 Directors' Stock Option Plan to provide for annual grants of restricted units and permit directors to defer up to 100% of their annual retainer fees in the form of stock units, which shall convert into shares of Common Stock upon a director's retirement from the Board;

     5. To consider and act upon a proposal to approve and adopt the Company's 2004 Annual Executive Incentive Plan; and

     6. To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

     The Board has fixed the close of business on April 8, 2004 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. Only stockholders of record at the close of business on such date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

                                             By Order of the Board of Directors

                                             Thomas Haughey
                                             SECRETARY


April 12, 2004


YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE THAT HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO ITS EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES IN PERSON.

                                 PROXY STATEMENT
                         PHARMACEUTICAL RESOURCES, INC.

                               ONE RAM RIDGE ROAD
                          SPRING VALLEY, NEW YORK 10977

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 2004

                               GENERAL INFORMATION

     This Proxy Statement is being furnished to the stockholders of Pharmaceutical Resources, Inc. (the "Company"), a Delaware corporation, in connection with the solicitation by the Company's Board of Directors (the
"Board") of proxies to be voted at the Company's 2004 Annual Meeting of Stockholders (the "Meeting"), and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held on May 26, 2004 at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, at 10:00 a.m., local time.

     The principal executive offices of the Company are located at One Ram Ridge Road, Spring Valley, New York 10977, and its telephone number at such address is
(845) 425-7100. The accompanying proxy card and this Proxy Statement are being sent to the Company's stockholders on or about April 12, 2004.

SOLICITATION AND REVOCATION; QUORUM AND REQUIRED VOTES

     The accompanying proxy card is being solicited by, and on behalf of, the Board. The costs of soliciting proxies will be borne by the Company. The solicitation of proxies will be made principally by mail and, in addition, may be made by directors, officers and employees of the Company personally and/or by telephone, facsimile or other means of communication. Such directors, officers and employees will not receive any additional compensation from the Company, but may be reimbursed for reasonable out-of-pocket expenses incurred by them in
connection  with  such  solicitations.   The  Company  will  reimburse  brokers,
custodians, nominees and fiduciaries for their out-of-pocket and clerical expenses in transmitting proxies and related materials to beneficial owners. The Company has retained Innisfree M&A Incorporated to assist it in the distribution and solicitation of proxies. The Company estimates that the total cost of distributing and soliciting proxies will not be material to the Company.

     Any proxy given by a stockholder of record pursuant to this solicitation may be revoked by such stockholder at any time before it is exercised by written notification timely delivered to the Secretary of the Company, by voting in person at the Meeting or by executing and delivering another proxy bearing a later date. Attendance by a stockholder at the Meeting will not alone serve to revoke a proxy.

     Under the General Corporation Law of the State of Delaware ("Delaware Law"), the presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, $.01 par value (the "Common Stock"), will constitute a quorum. The accompanying proxy card is intended to permit a stockholder of record on April 8, 2004 to vote at the Meeting on the proposals described in this Proxy Statement, whether or not such stockholder attends the Meeting in person. Any person who acquires shares of Common Stock after the close of business on April 8, 2004, and is entitled to obtain a proxy from the record holder of such shares on such date in order to vote such shares at the Meeting, may not be able to vote such shares at the Meeting if the record holder fails to take such steps as are necessary (E.G., granting a proxy) to transfer the voting rights in the shares to such person.

     The two persons named in the accompanying proxy card have been designated as proxies by the Board. Shares of Common Stock represented by properly executed proxies timely received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted (i) "FOR" the election of the three Class II nominees for director named herein,
(ii) "FOR" the proposal to change the name of the Company, (iii) "FOR" the proposal to approve and adopt the Company's 2004 Performance Equity Plan (the "2004 Plan"), (iv) "FOR" the proposal to amend and restate the Company's 1997 Directors' Stock Option Plan (the "Directors' Plan") and (v) "FOR" the proposal to approve and adopt the Company's 2004 Annual Executive Incentive Plan (the "Incentive Plan"). In the event that any other matters are properly presented at the Meeting for action, the persons named in the proxy card will vote the proxies (which grant them authority to vote on any such matters) in accordance with their judgment. Directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting; the proposal to amend the Company's Certificate of Incorporation to change the name of the Company will be adopted if the holders of a majority of the outstanding shares of Common Stock vote in favor of the amendment; the proposals to approve and adopt the 2004 Plan, and to the Incentive Plan, and amend and restate the Directors' Plan, will be adopted if approved by the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting; and approval of any other proposal at the Meeting will, subject to Delaware Law, require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting.

     Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum at the Meeting. With respect to all matters other than the election of directors, abstentions with respect to a proposal will be treated as "no" votes and, therefore, may affect the outcome of the vote on any matter presented at the Meeting. Under Delaware Law, directors are elected by plurality, rather than a majority. As a result, abstentions will be excluded from, and have no effect on, the vote required for the election of directors.

     Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the applicable stock exchange or other organization of which they are members. Members of the New York Stock Exchange (the "NYSE") are permitted to vote their clients' shares in their own discretion as to the election of directors and certain other "routine" matters if the clients have not timely furnished voting instructions prior to the Meeting. The proposed amendment to the Company's Certificate of Incorporation to change the name of the Company is a "routine" matter under the NYSE rules. The proposed adoption of the 2004 Plan and the Incentive Plan, and the amendment and restatement of the Directors' Plan are, however, "non-routine" matters under the NYSE rules, which means that brokers that have not received voting instructions from their clients may not vote on these matters in their discretion. When a broker votes a client's shares on some but not all of the proposals at a meeting, the omitted votes are referred to as "broker non-votes." Broker non-votes will be included in determining the presence of a quorum at the Meeting. With respect to most matters other than the election of directors (e.g., the proposed adoption of the 2004 Plan and the Incentive Plan, and the amendment and restatement of the Directors' Plan), broker non-votes are excluded from the number of shares present and entitled to vote on the subject matter and, accordingly, will reduce the absolute number, but not the percentage, of affirmative votes needed to approve a proposal. For the reasons discussed above, however, broker non-votes will be excluded from, and will have no effect on, the vote required for the election of directors. As to matters where other provisions of Delaware Law require the affirmative vote of the outstanding shares of Common Stock (such as the amendment to the Company's Certificate of Incorporation to change the name of the Company), broker non-votes will be treated as "no" votes.

RECORD DATE; OUTSTANDING SHARES

     The Board has fixed the close of business on April 8, 2004 as the record date (the "Record Date") for the determination of the stockholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. An aggregate of [__________] shares of Common Stock were outstanding on the Record Date. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be voted upon at the Meeting. The Company has no other class of voting securities and the Company's stockholders do not have cumulative voting rights.

ANNUAL REPORT

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2003, which contains the Company's audited financial statements for fiscal year 2003, is being mailed with this Proxy Statement to all persons who were stockholders as of the Record Date.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of the Record Date, regarding the stockholders that are known by us to beneficially own more than 5% of the Common Stock (based solely upon filings by said holders with the Securities and Exchange Commission (the "SEC") on Schedule 13G, pursuant to
Section 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")):

--------------------------------------------------------------------------------
   Name and Address                Number of Shares          Percent of
 of Beneficial Owner             Beneficially Owned(1)      Common Stock
--------------------------------------------------------------------------------
FMR Corp.(2)                       [2,017,788](2)             [5.90]%
Edward C. Johnson III(2)
Abigail P. Johnson(2)
--------------------------------------------------------------------------------

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2) The business address of FMR Corp., Edward C. Johnson III and Abigail P. Johnson is 82 Devonshire Street, Boston, MA 02109. Fidelity Management and Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is the beneficial owner of 1,218,257 shares or [3.56]%, of the Common Stock (including 176,797 shares of Common Stock resulting from the assumed conversion of $15,693,000 principal amount of the Company's 2.875% 144A Convertible Notes due September 30, 2010 (11.266 shares of Common Stock for each $1,000 principal amount of Note)). Edward C. Johnson III, Chairman of FMR Corp., and FMR Corp., through its control of Fidelity and their investment funds (the "Funds"), each has sole power to dispose of the 1,218,257 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson III has the power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of shares under written guidelines established by the Funds' Boards of Trustees. Fidelity
     Management Trust Company, located at 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and a bank as defined under the Exchange Act, is the beneficial owner of 409,973 shares, or [1.20]%, of the Common Stock, as a result of its serving as an investment manager of certain institutional account(s) (includes 8,573 shares of Common Stock resulting from the assumed conversion of $761,000 principal amount of the Company's 2.875% 144A Convertible Notes due September 30, 2010 (11.266 shares of Common Stock for each $1,000 principal amount of Note)). Edward C. Johnson III and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 409,973 and sole power to vote or to direct the voting of 409,973 shares. Members of the Edward C. Johnson III family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson III owns 12% and Abigail Johnson owns 24.5% of the outstanding voting stock of FMR Corp. Mr. Johnson III is Chairman of FMR Corp. and Abigail P. Johnson is a director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and execution of the shareholders' voting agreement, members of the Johnson family may be deemed under the Investment Company Act of 1940, as amended, to form a controlling group with respect to FMR Corp. Fidelity International Limited, Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. Fidelity International Limited is the beneficial owner of 389,558 shares or [1.14]%, of the Common Stock.

OWNERSHIP BY MANAGEMENT

     The following table sets forth, as of the Record Date, the beneficial ownership of the Common Stock by (i) each current director, including the three nominees, of the Company, (ii) the five Named Executives, as defined in the "Executive Compensation" section (in Proposal I) of this Proxy Statement, and
(iii) all directors and current executive officers of the Company as a group (based solely in respect of each of clauses (i), (ii) and (iii) above upon information furnished to the Company by such persons). Pursuant to rules promulgated under the Exchange Act, a person is deemed to be a beneficial owner of an equity security if such person has or shares the power to vote or to direct the voting of such security and/or to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. In general, a person is also deemed to be a beneficial owner of any equity securities that the person has the right to acquire within 60 days of a determination date.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

                                                    SHARES OF        % OF
                                                      COMMON         COMMON
NAME OF BENEFICIAL OWNER                              STOCK          STOCK
------------------------                            ---------        ------

Mark Auerbach(1)(2)...........................        38,500            *

Scott L. Tarriff(1)(2)(3).....................       130,500            *

Dr. Arie Gutman(1)(2).........................        75,000            *

John D. Abernathy(1)(2).......................        31,000            *

Dennis J. O'Connor(2).........................        26,369            *

Peter S. Knight(1)(2).........................        25,000            *

Ronald M. Nordmann(1)(2)......................        25,000            *

Peter W. Williams(1)..........................           100            *

Thomas Haughey ...............................           -0-            *

All directors and current executive
officers as a group (nine persons)(2)(3) .....       351,469            *

------------------------
*    Less than 1%.

(1)  A current director of the Company.

(2) Includes the following shares of Common Stock that may be acquired upon the exercise of options that are or will be vested and exercisable on or before June 8, 2004 under the Company's stock option plans: Mr. Auerbach - 28,500; Mr. Tarriff - 29,000; Dr. Gutman - 75,000; Mr. Abernathy - 28,500; Mr. O'Connor - 24,750; Mr. Knight - 25,000; and Mr. Nordmann - 25,000; and all directors and current executive officers as a group - 235,750.

(3) Includes 85,000 shares of Common Stock subject to a forward sales contract entered into by Mr. Tarriff on December 2, 2003 and 1,500 shares of Common Stock held by Mr. Tarriff's spouse.

     For the purposes of the foregoing table, the business address of each director and Named Executive of the Company is c/o Pharmaceutical Resources, Inc., One Ram Ridge Road, Spring Valley, NY 10977.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

DIRECTORS

     The Company's Certificate of Incorporation provides that the Board shall be divided into three classes, with the term of office of one class expiring each year. The Company's Bylaws prescribe that the number of directors constituting the Board shall not be less than three nor more than 13, with the actual number to be set from time to time by resolution of the Board. The Board has set such number at seven. Peter W. Williams, Mark Auerbach and John D. Abernathy, the present Class II directors, have terms that expire in 2004, and have been selected as nominees for election as Class II directors at the Meeting. If
Messrs. Williams, Auerbach and Abernathy are elected to the Board at the Meeting, their terms will expire in 2007. The Class III directors have terms that expire in 2005 and the Class I directors have terms that expire in 2006.

     Proxies in the accompanying form will be voted at the Meeting in favor of the election of the three Class II nominees listed in the accompanying proxy card, unless authority to do so is withheld as to a specified nominee(s). Proxies may not be voted for a greater number of persons than the number of nominees (I.E., three) named herein. Each of the three Class II nominees has consented to serve as a director of the Company, if elected, and to be named in this Proxy Statement. In the unexpected event that any of the nominees is unable to or will not serve as a director, it is intended that proxies will be voted for the election of a substitute nominee(s). Directors will be elected by the plurality vote of the shares of Common Stock at the Meeting.

     The following table sets forth certain information regarding each nominee (provided by such nominee) for election as a Class II director of the Company and the year in which he was first elected as a director of the Company:


CLASS II

NAME AND                                   AGE
PRINCIPAL OCCUPATION(S)               (AS OF 4/8/04)    YEAR OF FIRST ELECTION
-----------------------               -------------     ----------------------

PETER W. WILLIAMS (2)(3)                    67                  2003

Since December 2003, Senior
Counsel with the law firm of
Winston & Strawn LLP. For more
than five years until April 2003,
a partner with the law firm of
Rogers & Wells, LLP (and its
successor in the merger, Clifford
Chance Rogers & Wells LLP);
consultant to Clifford Chance
Rogers & Wells LLP from May 2002
until November 2003. Mr. Williams
is a director of Special
Situations Funds and
International Advisory Committee
of RWE/Thames Water.

NAME AND                                   AGE
PRINCIPAL OCCUPATION(S)               (AS OF 4/8/04)    YEAR OF FIRST ELECTION
-----------------------               -------------     ----------------------

MARK AUERBACH                               65                  1990

Since September 2003, Executive
Chairman of the Board. Since June
1993, Senior Vice President and
Chief Financial Officer of
Central Lewmar L.P., a
distributor of fine papers.

JOHN D. ABERNATHY(1)(2)(3)                  66                  2001

Since January 1995, Chief
Operating Officer of Patton Boggs
LLP, a law firm. Mr. Abernathy is
a director of Sterling
Construction Company, Inc., a
civil construction company.

     The following table sets forth certain information (provided by them) regarding the Class III directors (whose terms expire in 2005) and the Class I directors (whose terms expire in 2006) and the year in which each was first elected as a director of the Company:


CLASS III

NAME AND                                   AGE
PRINCIPAL OCCUPATION(S)               (AS OF 4/8/04)    YEAR OF FIRST ELECTION
-----------------------               -------------     ----------------------

RONALD M. NORDMANN(1)(3)                    62                  2001

Since October 2000, Co-President
of Global Health Associates, LLC,
a provider of consulting services
to the pharmaceutical and
financial services industries.
From September 1994 to December
1999, a partner and portfolio
manager at Deerfield Management
Company, a health care hedge
fund. From December 1999 to
October 2000, Mr. Nordmann was a
private investor. Mr. Nordmann is
a director of Neurochem, Inc.,
Guilford Pharmaceuticals Inc. and
Shire Pharmaceuticals Group plc
and is a trustee of The Johns
Hopkins University.

NAME AND                                   AGE
PRINCIPAL OCCUPATION(S)               (AS OF 4/8/04)    YEAR OF FIRST ELECTION
-----------------------               -------------     ----------------------

DR. ARIE GUTMAN                             50                  2002

Since June 1991, President and
Chief Executive Officer of
FineTech Laboratories, Ltd.
(formerly known as ISP FineTech
Ltd.), an Israeli company that,
as of April 19, 2002, became a
wholly-owned subsidiary of the
Company. FineTech Laboratories,
Ltd. develops synthetic chemical
processes utilized in the
pharmaceutical industry.


CLASS I

NAME AND                                   AGE
PRINCIPAL OCCUPATION(S)               (AS OF 4/8/04)    YEAR OF FIRST ELECTION
-----------------------               -------------     ----------------------

PETER S. KNIGHT(1)(2)                       53                  2001

From January 2004 to the present,
and from January 2000 to October
2001, President of Sage Venture
Partners, an investment firm.
From November 2001 until December
2003, a managing director of
MetWest Financial, a Los
Angeles-based asset management
holding company. From 1990 to
1999, a partner in Wunder,
Knight, Forscey & DeVierno, PLLC,
a law firm. Mr. Knight is a
director of Medicis
Pharmaceutical Corporation and
EntreMed, Inc.

SCOTT L. TARRIFF                            44                  2001

Since September 2003, President
and Chief Executive Officer of
the Company. Since September
2001, President and Chief
Executive Officer of Par
Pharmaceutical, Inc., the
Company's wholly-owned and
principal operating subsidiary
("Par"). From January 1998 to
September 2003, Executive Vice
President of the Company and from
January 1998 to September 2001,
Executive Vice President of Par.
From 1995 to 1997, Senior
Director, Marketing, Business
Development and Strategic
Planning, of the Apothecon
division of Bristol-Myers Squibb
Company.

------------------------

(1)  A member of the Compensation and Stock Option Committee of the Board.

(2)  A member of the Audit Committee of the Board.

(3)  A member of the Nominating-Corporate Governance Committee of the Board.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE CLASS II NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY.

BOARD AND COMMITTEES

     The Board met 11 times during the Company's fiscal year ended December 31, 2003. During fiscal year 2003, no current director attended fewer than 75% of the aggregate meetings of the Board and any of its committees of which he was a member. The Company encourages all incumbent directors and director nominees to attend each annual meeting of the Company's stockholders. All incumbent directors attended the Company's last annual meeting of stockholders held on June 19, 2003.

     The non-management directors will designate a lead director (rotated on a yearly basis) who shall preside at all executive sessions of non-management directors, with such directors to meet at least twice a year with no members of management present.

     To promote the effective functioning of the Board and its committees, and the interests of the Company's stockholders, and to ensure a common set of expectations as to how the Board, its committees, individual directors and management should perform their functions, the Board adopted the Pharmaceutical Resources, Inc. Corporate Governance Guidelines on October 10, 2003. The
Corporate Governance Guidelines address, among other things, Board responsibilities, committees of the Board, executive sessions of independent directors, selection of nominees for directors of the Company, expectations for directors and annual self-evaluations of the Board and its committees. The
Corporate Governance Guidelines are posted on the Company's website at www.parpharm.com.

     The Board has established three standing committees an Audit Committee, a Compensation and Stock Option Committee (the "Compensation Committee") and a Nominating-Corporate Governance Committee (the "Nominating Committee"). The principal functions of these committees are described below:

     The Audit Committee is composed of Messrs. Abernathy (Chairman), Knight and Williams. The Audit Committee, which met six times during fiscal year 2003, reviews the Company's financial statements; the Company's compliance with legal and regulatory requirements; and the qualifications, independence and performance of the Company's independent auditors. The Audit Committee also (i) reviews the results of the annual audit with management and the Company's independent auditors, (ii) reviews with financial management and the Company's independent auditors significant financial reporting issues and practices, and any changes in accounting principles and disclosure practices, (iii) reviews the proposed scope of the annual audit and approves the audit fees to be paid in connection with the annual audit, (iv) reviews the adequacy and effectiveness of the accounting and internal and financial controls of the Company with the independent auditors and the Company's financial and accounting staff, (v) inquires of management and the Company's independent auditors about significant risks or exposures and assesses the steps that management has taken to minimize such risks to the Company and (vi) reviews annually the adequacy of the Audit Committee Charter and the functions and independence of the Audit Committee. The Company's Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A and is posted on the Company's website at www.parpharm.com, governs the Audit Committee. The Board has determined that each of the Audit Committee members meet the current independence and experience requirements of the NYSE and the applicable rules and regulations of the SEC. The Board has determined that Mr. Abernathy satisfies the requirements for an "audit committee financial expert" and has designated him as the Company's audit committee financial expert. None of the Company's Audit Committee members serve on more than three audit committees of public companies.

     The Compensation Committee is composed of Messrs. Knight (Chairman), Abernathy and Nordmann, all of whom the Board has determined meet the independence requirements of the NYSE. The Compensation Committee, which met 11 times during fiscal year 2003, sets and approves salary and bonus levels for the Company's executive officers and administers the Company's 1990 Stock Incentive Plan, the 2000 Performance Equity Plan (the "2000 Plan") and the 2001 Performance Equity Plan (the "2001 Plan"). Subject to the approval of the stockholders at the Meeting, the Compensation Committee will administer and have the sole responsibility for the granting of stock options and/or other awards under the 2004 Plan and the Incentive Plan. It also has sole responsibility for the granting of options and other awards under such plans. The Compensation Committee is governed by the Pharmaceutical Resources, Inc. Compensation and Stock Option Committee Charter, a copy of which is posted on the Company's website at www.parpharm.com.

     The Nominating Committee consists of Messrs. Nordmann (Chairman), Abernathy and Williams, all of whom the Board has determined meet the independence requirements of the NYSE. The Nominating Committee recommends nominees for annual election to the Board and to fill vacancies on the Board. In June 2003, the functions of the Nominating Committee were expanded to address matters of corporate governance, including those required by the NYSE. In addition, the Nominating Committee considers recommendations made by Company stockholders of candidates to be nominated as directors. The members of the Nominating Committee met once in fiscal year 2003. The Nominating Committee recommended the three nominees for the Class II directors named herein at a meeting held in February 2004.

     Upon the advice and recommendation of the Nominating Committee, the Board adopted the Pharmaceutical Resources, Inc. Nominating-Corporate Governance Committee Charter on August 7, 2003. This Charter addresses various governance issues and principles, including recommendations of nominees to fill the Board and its committees and independence standards for members of the Board and its committees that meet the requirements of the NYSE. The Company's Nominating-Corporate Governance Committee Charter is posted on the Company's website at www.parpharm.com.

     The Nominating Committee is responsible for identifying and recommending to the Board qualified candidates for Board membership, based primarily on the following criteria:

     o judgment, character, expertise, skills, experience and knowledge useful to the oversight of the Company's business;
     o diversity of viewpoints, backgrounds, experiences and other demographic factors;
     o    business or other relevant experience; and
     o the extent to which the interplay of the candidate's expertise, skills, experience and knowledge with that of other Board members will build a Board that is more effective, collegial and responsive to the needs of the Company.

     When considering candidates for election to the Board, the Nominating Committee considers the entirety of a candidate's credentials and does not have any specific minimum qualifications that must be met by a Nominating Committee recommended nominee. However, the Nominating Committee does believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflicts of interest that would interfere with their performance as a director.

     The Nominating  Committee  will consider  candidates for the Board from any reasonable source, including stockholder recommendations. The Nominating Committee has the authority, under its charter, to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used in connection with this year's election and, accordingly, no fees were paid to consultant or search firms in the past fiscal year.

     The procedures for stockholders to nominate persons to serve as directors are set forth in the Company's Bylaws. Stockholders wishing to submit nominations should notify the Company at its principal executive offices, located at One Ram Ridge Road, Spring Valley, NY 10977. In order to be considered by the Nominating Committee, nominations must be in writing and addressed to the Secretary of the Company and must be received by the Company on or before the deadline for the receipt of stockholder proposals. See "Submission of Stockholder Proposals." The Nominating Committee evaluates each candidate, including incumbents, based on the same criteria. Once the candidate has been contacted and accepts being considered as a nominee, the Nominating Committee will review the candidate's resume and other credentials and analyze the expertise and experience that the candidate would provide to the Board and the Company.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

     The Company does not have a formal policy by which stockholders may communicate directly with directors, but any stockholder who wishes to send communications to the Board should deliver such communications to the Secretary of the Company at the principal executive offices of the Company located at One Ram Ridge Road, Spring Valley, NY 10977. The Secretary is responsible for determining, in consultation with other officers of the Company and advisers as appropriate, which (and the manner that) stockholder communications will be relayed to the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the Compensation Committee members is, or was ever, an executive officer or employee of the Company. During the last fiscal year, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, any of whose executive officers served on the Board.

COMPENSATION OF DIRECTORS

     Effective July 1, 2003, directors who are not employees of the Company (or any of its subsidiaries) and who are deemed to be independent under the rules of the NYSE are entitled to receive an annual retainer of $30,000 for their service on the Board. Prior thereto, such directors received an annual retainer of $24,000 for serving on the Board. Subject to stockholder approval at the Meeting, effective July 1, 2004, directors will be entitled to defer up to 100% of their annual retainer fees into stock units, which will be converted into shares of Common Stock and distributed to the directors upon their retirement from the Board.

     Each member who serves as a chairman of a committee (other than the Audit Committee) is entitled to receive an additional annual retainer of $5,000 per chairmanship; effective July 1, 2004, the retainer will be increased from $5,000 to $7,000. Any member who serves as the Chairman of the Audit Committee is entitled to receive an additional annual retainer of $10,000 (compared to $5,000 prior thereto). Each director who serves as a member of a committee (other than the Audit Committee) is entitled to receive an additional retainer of $2,000 for each committee membership; effective July 1, 2004, the retainer will be increased from $2,000 to $3,500. Any director who serves as a member of the Audit Committee is entitled to receive an additional annual retainer of $2,000; effective July 1, 2004, the Audit Committee retainer will be increased from $2,000 to $5,000. The increases in compensation provided to the committee members and chairpersons referenced above is being made in response to the additional responsibilities and heightened accountability associated with such positions.

     In addition, directors are entitled to receive $2,000 per day for each in-person Board meeting attended, $1,000 for each telephonic Board meeting attended, $1,000 per day for each in-person committee meeting attended and $500 for each telephonic committee meeting attended. However, the maximum fee that a director may receive for attendance at Board and committee meetings in any one day is $2,000 and the maximum fee that a director may receive for attendance at telephonic Board and committee meetings in any one day is $1,000. In addition to receiving the annual retainers, under the Directors' Plan, non-employee directors are granted options each year to purchase 10,000 shares of Common Stock on the earliest to occur of: (x) the date on which the Company's stockholders elect directors at an annual meeting of stockholders or any adjournment thereof, (y) the date in January of each year on which the first meeting of the Compensation Committee occurs or (z) the last business day of January of such fiscal year. Subject to stockholder approval at the Meeting, effective January 1, 2005, non-employee directors will be granted 2,500 restricted Common Stock units each year and the number of options granted annually to directors to purchase an equivalent number of shares of Common Stock will be reduced from 10,000 to 5,000.

     In 2003, stock options covering 40,000 shares of Common Stock were granted to the non-employee directors of the Company. Directors who are employees of the Company (or any of its subsidiaries) receive no additional remuneration if they were to serve as directors or as members of committees of the Board. All directors are entitled to reimbursement for out-of-pocket expenses incurred by them in connection with their attendance at Board and committee meetings.

NEWLY CREATED SEAT ON THE BOARD OF DIRECTORS

     Effective April 15, 2004, the number of members of the Company's Board of Directors will increase from seven to eight. The new Board member will be a Class I director with a term that expires in 2006. L. William Seidman will serve as the new Class I director. Mr. Seidman, age 82, for more than the past five years, has been the Chief Commentator for CNBC-TV, Publisher of Bank Director magazine and an independent consultant in the financial services industry. He is presently a director of Clark, Inc., Fiserv, Inc., InteliData Technologies Corporation and LML Payment Systems, Inc. Mr. Seidman served as Chairman of the Federal Deposit Insurance Corporation from October 1985 to October 1991 and Chairman of the Resolution Trust Company from 1989 to October 1991. From 1982 to 1985, he was Dean of the College of Business at Arizona State University, Tempe, Arizona. From 1977 to 1982, he was Vice Chairman and Chief Financial Officer of Phelps Dodge Corporation. Mr. Seidman served as President Gerald Ford's Assistant for Economic Affairs from 1974 to 1977. From 1968 to 1974, he was managing partner of Seidman & Seidman, Certified Public Accountants. He was Chairman of (in 1970) and Director of the Detroit Branch of the Federal Reserve Bank of Chicago from 1966 to 1970. Mr. Seidman also served as Special Assistant for Financial Affairs to Michigan Governor George Romney from 1963 to 1966.

EXECUTIVE OFFICERS

     The executive officers of the Company consist of Mr. Auerbach as Executive Chairman of the Board, Mr. Tarriff as Chief Executive Officer and President, Mr. O'Connor as Vice President and Chief Financial Officer and Mr. Haughey as Vice President, General Counsel and Secretary. Mr. Auerbach, age 66, has served as Executive Chairman of the Board since September 2003 and has been a director of the Company since 1990. Mr. Tarriff, age 44, has served as President and Chief Executive Officer of the Company since September 2003. Since September 2003, Mr. Tarriff has served as President and Chief Executive Officer of Par. Mr. O'Connor, age 52, has served as Vice President and Chief Financial Officer of the Company since October 1996. From October 1996 to December 2003, Mr. O'Connor served as Secretary of the Company. From June 1995 to October 1996, he served as Controller of Par. Prior to joining the Company in November 2003, Mr. Haughey, age 40, served for more than the five years prior thereto as Legal Director of Licensing in the Law Department of Schering-Plough Corporation.

     The executive officers of Par consist of Mr. Tarriff as President and Chief Executive Officer, Mr. O'Connor as Vice President and Chief Financial Officer and Mr. Haughey as Vice President, General Counsel and Secretary. The executive officers of FineTech Laboratories, Ltd. ("FineTech") consist of Dr. Gutman as President and Chief Executive Officer and Mr. O'Connor as Vice President, Chief Financial Officer and Secretary.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation earned for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 by the Company's Chief Executive Officer, the three other executive officers of the Company who earned over $100,000 in annual salary and bonus from the Company during fiscal year 2003 and Thomas Haughey, an executive officer of the Company hired as of November 24, 2003 (the "Named Executives"). The Company awarded or paid such compensation to all such persons for services rendered in all capacities during the applicable fiscal years.

SUMMARY COMPENSATION TABLE

                                            ANNUAL                              LONG-TERM COMPENSATION
                                         COMPENSATION                           ----------------------
                                         ------------                          RESTRICTED     SECURITIES
NAME AND                 FISCAL                                 OTHER ANNUAL      STOCK       UNDERLYING        ALL OTHER
PRINCIPAL POSITION(S)     YEAR     SALARY($)         BONUS($)  COMPENSATION($) AWARDS($)(1)   OPTIONS(#)(2)   COMPENSATION($)
---------------------     ----     ---------         --------  --------------- ------------   -------------   ---------------
Mark Auerbach            2003       $64,629(3)       $225,000       $2,423           -           85,000           $ 448(4)
EXECUTIVE CHAIRMAN OF    2002            -                  -            -           -                -                  -
THE BOARD OF DIRECTORS   2001            -                  -            -           -                -                  -


Scott L. Tarriff         2003      $401,538          $450,000      $12,600           -          150,000         $28,156(5)
CHIEF EXECUTIVE          2002      $300,000          $200,000      $12,600           -          200,000         $60,191(5)
OFFICER AND PRESIDENT    2001      $220,510          $200,000      $12,288           -          295,000         $11,620(5)


Dennis J. O'Connor       2003      $233,884          $225,000      $12,600           -           65,000         $25,380(6)
VICE PRESIDENT AND       2002      $186,197          $100,000      $12,600           -           25,000         $25,314(6)
CHIEF FINANCIAL OFFICER  2001      $158,077          $150,000      $12,288           -          165,000         $11,597(6)


Dr. Arie Gutman          2003      $303,231(7)       $150,000      $11,631           -                -         $15,596(8)
CHIEF EXECUTIVE          2002      $167,308           $50,000           -            -          300,000          $1,697(8)
OFFICER AND PRESIDENT    2001            -                  -           -            -                -                  -
OF FINETECH


Thomas Haughey           2003      $ 17,692(9)        $ 5,223        $ 969           -           35,000                  -
VICE PRESIDENT,          2002            -                  -           -            -                -                  -
GENERAL COUNSEL AND      2001            -                  -           -            -                -                  -
SECRETARY


(1)  None of the Named Executives holds any shares of restricted stock.

(2)  Reflects options granted to Messrs.  Tarriff,  Auerbach,  O'Connor,  Dr. Gutman and Mr. Haughey under the Company's stock option plans.

(3)  Pursuant to his  employment  agreement with the Company,  executed on September 16, 2003, Mr.  Auerbach is entitled to an annual base salary of $300,000,  subject to certain  increases set forth  therein.  Mr.  Auerbach was not employed by the
     Company in fiscal year 2002 or 2001.

(4)  Represents $448 of insurance  premiums paid by the Company for term life and disability  insurance for the benefit of Mr.
     Auerbach for fiscal year 2003.

(5)  Represents $8,638, $7,855 and $82,  respectively,  of insurance premiums paid by the Company for term life and disability insurance for the benefit of Mr. Tarriff for fiscal years 2003, 2002 and 2001, $6,000,  $5,500 and $5,250,  respectively, in  contributions  to the Company's  401(k) Plan for fiscal years 2003,  2002 and 2001, and $13,518,  $14,949 and $6,288,
     respectively,  for fiscal years 2003, 2002 and 2001 in contributions  made by the Company to the Retirement  Savings Plan for the benefit of Mr. Tarriff. Also includes $31,887 for the reimbursement of financial planning expenses in fiscal year
     2002.

(6)  Represents $5,862, $4,865 and $58,  respectively,  of insurance premiums paid by the Company for term life and disability insurance for the benefit of Mr. O'Connor for fiscal years 2003, 2002 and 2001, $6,000, $5,500 and $5,250,  respectively, in  contributions  to the Company's  401(k) Plan for fiscal years 2003,  2002 and 2001, and $13,518,  $14,949 and $6,288,
     respectively,  for fiscal years 2003, 2002 and 2001 in contributions  made by the Company to the Retirement  Savings Plan for the benefit of Mr. O'Connor.

(7)  Pursuant to his  employment  agreement  with the  Company,  Dr.  Gutman is entitled to an annual base salary of $300,000, subject to certain increases set forth therein. Dr. Gutman was not employed by the Company in fiscal year 2001.

(8)  Represents  $2,078 and $1,697,  respectively,  of  insurance  premiums  paid by the Company for term life and  disability insurance for the benefit of Dr. Gutman for fiscal years 2003 and 2002, and $13,518 for fiscal year 2003 in contributions made by the Company to the Retirement Savings Plan for the benefit of Dr. Gutman.

(9)  Pursuant to his  employment  agreement  with the Company,  executed on November 24, 2003,  Mr.  Haughey is entitled to an annual base salary of $230,000,  subject to certain  increases  set forth  therein.  Mr.  Haughey was not employed by the
     Company in fiscal year 2002 or 2001.

                                                              14

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth stock options granted to the Named Executives during fiscal year 2003:

                                              INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE VALUE($) AT
                                 --------------------------------------------    ASSUMED ANNUAL RATES OF STOCK PRICE
                        SHARES    % OF TOTAL OPTIONS                                APPRECIATION FOR OPTION TERM(%)
                      UNDERLYING      GRANTED TO                                    -------------------------------
                       OPTIONS       EMPLOYEES IN     EXERCISE   EXPIRATION
     NAME             GRANTED(#)    FISCAL YEAR(1)    PRICE($)      DATE             5%($)            10%($)
     ----             ----------    --------------    --------      ----             -----            ------
Mark Auerbach         10,000(2)        0.94%           $31.70      1/13/13         $  199,360       $  505,216
                      50,000(2)        4.69%           $48.75      6/19/13         $1,532,931       $3,884,747
                      25,000(3)        2.34%           $70.45      10/9/10         $  717,006       $1,670,928

Scott L. Tarriff     100,000           9.37%           $31.50      1/23/10         $1,282,366       $2,988,459
                      50,000           4.69%           $70.45      10/9/10         $1,434,011       $3,341,856

Dennis J. O'Connor    25,000           2.34%           $31.70      1/13/10         $  322,627       $  751,858
                      25,000           2.34%           $31.50      1/23/10         $  320,592       $  747,115
                      15,000           1.41%           $70.45      10/9/10         $  430,203       $1,002,557

Dr. Arie Gutman           -             -                 -            -                 -                -

Thomas Haughey        35,000           3.28%           $69.38     11/23/10         $ 988,562        $2,303,770


(1)  Represents the percentage of total options granted to all employees of the Company during fiscal year 2003.

(2)  Reflects options received by Mr. Auerbach in his capacity as a director of the Company. The Company entered into an employment agreement with Mr. Auerbach as of September 16, 2003.

(3)  Reflects options received by Mr. Auerbach in his capacity as an employee of the Company.


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to the number of shares of Common Stock acquired upon the exercise of stock options by the Named Executives during fiscal year 2003 and, as of December 31, 2003, the number of shares of Common Stock underlying unexercised stock options and the value of the in-the-money options held by the Named Executives:

                                                            NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                                                            OPTIONS AT FY-END(#)                 AT FY-END($)(1)
                            SHARES                        --------------------------      ----------------------------
                          ACQUIRED ON      VALUE
      NAME               EXERCISE (#)   REALIZED($)       EXERCISABLE  UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
      ----               ------------   -----------       -----------  -------------      -----------     -------------
Mark Auerbach                -0-           -0-              18,500        85,000            $272,700       $1,154,500
Scott L. Tarriff         245,500(2)     $9,181,736            -0-        449,500               -0-         $14,707,800
Dennis J. O'Connor       109,500        $4,411,954           9,250       173,750            $425,388       $ 5,886,313
Dr. Arie Gutman           75,000       $1,680,002             -0-        150,000               -0-         $ 6,525,000
Thomas Haughey               -0-           -0-                -0-         35,000               -0-              -0-

(1)  Based upon the NYSE closing price of the Common Stock on December 31, 2003 of $65.15.

(2)  85,000 of his shares of Common Stock are subject to a forward sales contract entered into on December 2, 2003.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information, as of December 31, 2003, regarding the shares of Common Stock authorized for issuance under the four equity compensation plans of the Company.

                                                                        WEIGHTED AVERAGE
                                         NUMBER OF SHARES OF COMMON     EXERCISE PRICE OF      NUMBER OF SHARES OF
                                        STOCK ISSUABLE UPON EXERCISE       OUTSTANDING        COMMON STOCK REMAINING
                                           OF OUTSTANDING OPTIONS,      OPTIONS, WARRANTS          AVAILABLE FOR
                 PLAN                   WARRANTS AND OTHER RIGHTS (#)    AND OTHER RIGHTS       FUTURE ISSUANCE (#)
                 ----                   -----------------------------   -----------------     ----------------------
EQUITY COMPENSATION PLANS APPROVED BY
THE COMPANY'S STOCKHOLDERS:
2001 Performance Equity Plan                     2,796,468                  $32.45                 1,636,744
1997 Directors' Stock Option Plan                  138,834                   25.98                   187,000
1990 Stock Incentive Plan                            2,000                    4.13                     0

EQUITY COMPENSATION PLAN NOT APPROVED
BY STOCKHOLDERS:
2000 Performance Equity Plan(1)                    438,456                  $ 6.81                    87,674
                                                 ---------                  ------                 ---------

TOTAL:                                           3,375,758                  $28.83                 1,911,418

(1)  In fiscal year 2000,  the  Company's  Board of  Directors  adopted the 2000  Performance  Equity Plan (the "2000
     Plan"),  which  plan was  subsequently  amended,  making it a  non-qualified,  broad-based  plan not  subject to stockholder  approval.  The 2000 Plan provides for the granting of incentive and non-qualified  stock options to employees of the Company and to others.  The 2000 Plan became  effective  March 23, 2000 and will continue until
     March 22, 2010 unless  terminated  sooner.  The Company  reserved  1,025,000 shares of Common Stock for issuance under the 2000 Plan.  The maximum term of an option  under the 2000 Plan is ten years.  Vesting and other option terms are determined in each case by the Compensation  Committee of the Board. The maximum term of the option is reduced to five years if an  incentive  stock option is granted to a holder of more than 10% of the voting power of the capital stock of the Company.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with Mr. Auerbach, dated as of September 16, 2003. Pursuant to his employment agreement, Mr. Auerbach holds the position of Executive Chairman of the Board for an initial three-year term, with automatic renewals for successive one-year terms thereafter (unless a notice of non-renewal of any subsequent employment period is provided in advance by the Company or Mr. Auerbach), for which he is to be paid an annual base salary of $300,000, subject to review and increase by the Board, in its discretion, and annual adjustments to reflect increases in the CPI. In addition, Mr. Auerbach is eligible for annual bonuses based on performance criteria to be determined by the Board, including his performance and the performance and financial condition of the Company. In the event that Mr. Auerbach's employment is terminated by the Company without Cause (as such term is defined in the agreement) or by Mr. Auerbach upon a material breach of his employment agreement by the Company, or if the Company elects not to renew his employment agreement, Mr. Auerbach is entitled to receive a severance payment equal to two times his annual base salary. If Mr. Auerbach's employment is terminated other than for Cause within 12 months following a Change of Control, then Mr. Auerbach (or his estate) will have 24 months from the date of such termination to exercise his stock options, so long as the applicable stock option plan underlying such options is still in effect and such stock options have not expired at the time of the exercise. In connection with his employment by the Company, Mr. Auerbach was granted, in October 2003, options to purchase 25,000 shares of Common Stock at an exercise price of $70.45 per share. One quarter of these options become exercisable on each anniversary date of the grant over the succeeding four years.

     The Company entered into an employment agreement with Mr. Tarriff, dated as of February 9, 2004, to replace a prior employment agreement originally entered into as of February 6, 2003. Pursuant to his employment agreement, Mr. Tarriff holds the positions of President and Chief Executive Officer of the Company and of Par for an initial three-year term, with automatic renewals for successive one-year terms thereafter (unless a notice of non-renewal of any subsequent employment period is provided in advance by the Company or Mr. Tarriff), for which he is to be paid an initial annual base salary of $600,000, subject to review and increase by the Board, in its discretion, and annual adjustments to reflect increases in the Consumer Price Index ("CPI"). In addition, Mr. Tarriff is eligible for annual bonuses based on performance criteria to be determined by the Board, including his performance and the performance and financial condition of the Company. In the event that Mr. Tarriff's employment is terminated by the Company without Cause (as such term is defined in the agreement) or by Mr. Tarriff upon a material breach of his employment agreement by the Company, or if the Company elects not to renew his employment agreement, Mr. Tarriff is entitled to receive a severance payment equal to two times his annual base salary. In addition, while Mr. Tarriff is employed by the Company, the Company is obligated to pay the premiums on a $3,000,000 term life insurance policy for the benefit of Mr. Tarriff and his estate. In connection with his employment by the Company and Par, Mr. Tarriff was granted, in January 2003, options to purchase 100,000 shares of Common Stock at an exercise price of $31.50 per share and, in October 2003, additional options to purchase 50,000 shares of Common Stock at an exercise price of $70.45 per share. One quarter of each of these sets of options become exercisable on each anniversary date of the grant over the succeeding four years.

     The Company entered into an employment agreement with Mr. O'Connor, dated as of February 6, 2003, and as amended as of February 20, 2004, to replace a prior severance agreement entered into on October 23, 1996. Pursuant to his employment agreement, Mr. O'Connor holds the positions of Vice President and Chief Financial Officer of each of the Company and of Par for an initial three-year term, with automatic renewals for successive one-year terms thereafter (unless a notice of non-renewal of any subsequent employment period is provided in advance by the Company or Mr. O'Connor), for which he is to be paid an annual base salary of $300,000, subject to review and increase by the Board, in its discretion, and annual adjustments to reflect increases in the CPI. In addition, Mr. O'Connor is eligible for annual bonuses based on performance criteria to be determined by the Board, including his performance and the performance and financial condition of the Company. In the event that Mr. O'Connor's employment is terminated by the Company without Cause (as such term is defined in the agreement) or by Mr. O'Connor upon a material breach of his employment agreement by the Company, or if the Company elects not to renew his employment agreement, Mr. O'Connor is entitled to receive a severance payment equal to two times his annual base salary. In addition, while Mr. O'Connor is employed by the Company, the Company is obligated to pay the premiums on a $1,000,000 term life insurance policy for the benefit of Mr. O'Connor and his estate. If Mr. O'Connor's employment is terminated other than for Cause within 12 months following a Change of Control, then Mr. O'Connor (or his estate) will have 24 months from the date of such termination to exercise his stock options, so long as the applicable stock option plan underlying such options is still in effect and such stock options have not expired at the time of the exercise. In connection with his employment by the Company and Par, Mr. O'Connor was granted, in January 2003, options to purchase 25,000 shares of Common Stock at an exercise price of $31.50 per share and 25,000 shares at an exercise price of $31.70 per share, and in October 2003 options to purchase 15,000 shares at an exercise price of $70.45 per share. One quarter of each of these sets of options become exercisable on each anniversary date of the grant over the succeeding four years.

     In connection with its acquisition of FineTech, the Company entered into an employment agreement with Dr. Gutman, dated as of December 18, 2002. Pursuant to his employment agreement, Dr. Gutman holds the positions of Chief Executive Officer and President of FineTech for an initial five-year term, with automatic renewals for successive one-year terms thereafter (unless a notice of non-renewal of any subsequent employment period is provided in advance by the Company or Dr. Gutman), for which he is to be paid an annual base salary of $300,000, subject to review and increase by the Board, in its discretion, and annual adjustments to reflect increases in the CPI. In addition, Dr. Gutman is eligible for an annual bonus based on performance criteria to be determined by the Board, including his individual performance and the performance and financial condition of the Company and/or FineTech. Dr. Gutman is entitled to receive a severance payment equal to one-and-a-half times his annual base salary if his employment is terminated by the Company or FineTech without Cause (as such term is defined in the agreement) or by Dr. Gutman upon a material breach by the Company and/or FineTech, or if his employment agreement is not renewed by the Company after the initial five-year term or if he terminates his employment for any reason after the initial five-year term. In addition, while Dr. Gutman is employed by the Company, the Company is obligated to pay the premiums on a $1,000,000 term life insurance policy for the benefit of Dr. Gutman and his estate. If Dr. Gutman's employment is terminated other than for Cause within 12 months following a Change of Control (as such term is defined in the agreement), then Dr. Gutman (or his estate) will have 24 months from the date of such termination to exercise his stock options, so long as the applicable stock option plan underlying such options is still in effect and such stock options have not expired at the time of the exercise. In connection with his employment by the Company and FineTech, Dr. Gutman was granted options, in April 2002, to purchase 300,000 shares of Common Stock at an exercise price of $21.65 per share. One quarter of these options become exercisable on each anniversary date of the grant over the succeeding four years.

     The Company entered into an employment agreement with Mr. Haughey, dated as of November 24, 2003. Pursuant to his employment agreement, Mr. Haughey holds the positions of Vice President, General Counsel and Secretary of the Company and of Par for an initial one-year term, with automatic renewals for successive one-year terms thereafter (unless a notice of non-renewal of any subsequent employment period is provided in advance by the Company or Mr. Haughey), for which he is to be paid an annual base salary of $230,000, subject to review and increase by the Board, in its discretion. In addition, Mr. Haughey is eligible for annual bonuses based on performance criteria to be determined by the Board, including his performance and the performance and financial condition of the Company, PROVIDED, HOWEVER, upon the expiration of his initial one-year term, so long as his employment is not terminated for Cause (as such term is defined in the agreement) by the Company, or for any reason by Mr. Haughey, he is entitled to receive an annual bonus in an amount equal to at least 25% of his base salary. In addition, Mr. Haughey received a $50,000 signing bonus on the date of the execution of his employment agreement. In the event that Mr. Haughey's employment is terminated by the Company without Cause or by Mr. Haughey upon a material breach of his employment agreement by the Company, Mr. Haughey is entitled to receive a severance payment equal to his annual base salary in effect at the applicable time. In connection with his employment by the Company, Mr. Haughey was granted options, in November 2003, to purchase 35,000 shares of Common Stock at an exercise price of $69.38 per share.

     Under the Company's stock option agreements with Messrs. Tarriff, O'Connor, Auerbach and Haughey and Dr. Gutman, any unvested portion of the options becomes immediately exercisable in the event of a Change of Control (as such term is defined in their respective stock option agreements).

PENSION PLAN

     The Company maintains a defined benefit plan (the "Pension Plan") intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Effective October 1, 1989, the Company ceased benefit accruals under the Pension Plan with respect to service after such date. The Company intends that distributions will be made, in accordance with the terms of the Pension Plan, to participants as of such date and/or their beneficiaries. The Company will continue to make contributions to the Pension Plan to fund its past service obligations. Generally, all employees of the Company (or a participating subsidiary) who had completed at least one year of continuous service and attained 21 years of age were eligible to participate in the Pension Plan. For benefit and vesting purposes, the Pension Plan's "Normal Retirement Date" is the date on which a participant attains age 65 or, if later, the date of his/her completion of ten years of service. Service is measured from the date of employment. The retirement income formula is 45% of the highest consecutive five-year average basic earnings during the last ten years of employment, less 83?% of the participant's Social Security benefit, reduced proportionately for years of service less than ten at retirement. The normal form of benefit is a life annuity, or for married persons, a joint survivor annuity. None of the Named Executives has any years of credited service under the Pension Plan.

     The Company maintains a Retirement Savings Plan (the "Retirement Savings Plan") whereby eligible employees, including the Named Executives, are permitted to contribute from 1% to 25% of their compensation to the Retirement Savings Plan. The Company contributes an amount equal to 50% of up to 6% of compensation contributed by the employee. Participants of the Retirement Savings Plan become vested with respect to 20% of the Company's contributions for each full year of employment with the Company and thus become fully vested after five full years. The Company also may contribute additional funds each fiscal year to the Retirement Savings Plan, the amount of which, if any, is determined by the Board in its sole discretion. In February 2004, the Company made a contribution of $2,000,000 to the Retirement Savings Plan for fiscal year 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTION WITH MANAGEMENT

     In April 1999, the Company entered into an agreement with FineTech Ltd. (the predecessor of Finetech, which is now a wholly-owned subsidiary of the Company) for the right to use a process for the pharmaceutical bulk active latanoprost. Pursuant to this agreement, the Company paid FineTech Ltd. an aggregate of approximately $2,000,000 in fiscal years 2000 and 2001, which has been included in intangible assets on the Company's consolidated balance sheets, for a completed process together with its technology transfer package and patent. The Company subsequently purchased the capital stock of FineTech and, pursuant to the aforementioned agreement, the Company is obligated to pay royalties on gross profits from sales of all products developed under this agreement to the President of FineTech, Dr. Gutman, who is currently a director of the Company. In addition, Dr. Gutman is entitled to royalties on the gross profits generated from any sales of several other products pursuant to agreements made with FineTech prior to the Company's acquisition. In fiscal year 2003, Mr. Gutman received $499,969 in royalties from the Company.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee approves the policies and programs pursuant to which compensation is paid or awarded to the Company's executive officers and other key employees. In reviewing overall compensation for fiscal year 2003, the Compensation Committee focused on the Company's objectives to attract executive officers of high caliber from larger, well-established pharmaceutical manufacturers, to retain the Company's executive officers, to encourage the highest level of performance from such executive officers and to align the financial interests of the Company's management with that of its stockholders by offering awards that can result in the ownership of Common Stock. The Company did not utilize any specific formulae or guidelines in reviewing and approving executive compensation.

     KEY ELEMENTS OF EXECUTIVE OFFICER COMPENSATION PROGRAM. The key elements of the Company's executive officer compensation program consist of base salary, annual bonus, stock option grants and other incentive awards through participation in the Company's various incentive plans. In awarding or approving compensation to executive officers in fiscal year 2003, the Compensation Committee considered the present and potential contributions of the executive officers to the Company, the ability of the Company to attract and retain qualified executive officers in light of the competitive environment of the Company's industry and the Company's financial condition and results of operations.

     BASE SALARY AND ANNUAL BONUS. Base salary and annual bonus for executive officers are determined by reference to Company-wide and individual performances for the previous fiscal year. The factors considered by the Compensation Committee include both strategic and operational factors, such as efforts in responding to regulatory challenges, in exploring strategic alternatives for the Company, in research and development, in reviewing and implementing updated systems and operational procedures, as well as the Company's financial performance. In addition to Company-wide measures of performance, the Compensation Committee considered performance factors particular to each executive officer, including the performance of the area(s) for which such officer had management responsibility and the individual accomplishments of such officer.

     Base salaries for executive officers of the Company were determined primarily by reference to industry norms, the principal job duties and responsibilities undertaken by such persons, individual performance and other relevant criteria. The Compensation Committee annually re-evaluates whether or not any adjustments are necessary to reflect compensation for executive officers of similar entities. The Compensation Committee considered it appropriate and in the best interests of the Company and its stockholders to set the base salaries for its executive officers at competitive levels in order to attract and retain high caliber managers for the Company so as to position the Company for future growth and improved performance.

     The Compensation Committee, in determining the annual bonuses to be paid to the Company's executive officers for fiscal year 2003, considered each individual's contribution to the Company's performance, as well as the Company's financial performance, and assessments of each executive officer's participation and contribution as described above. The non-financial considerations that were applied varied among the executive officers depending upon the business operations under their management and direction.

     STOCK OPTIONS AND OTHER AWARDS. The 2000 Plan, as amended by the Board to constitute a non-qualified, broad-based option plan not requiring stockholder approval under NYSE rules, provides for stock option awards. The 2001 Plan, which was approved by the Company's stockholders initially at the Company's annual meeting held on July 12, 2001, also provides for stock option awards. Under such Plans, the size of each award and the persons to whom such awards are granted is determined by the Compensation Committee based upon the nature of services rendered by the executive officer, the present and potential contribution of the grantee to the Company and the overall performance of the Company. The Compensation Committee believes that grants of stock options will help enable the Company to attract and retain the best available talent and to encourage the highest level of performance in order to continue to serve the best interests of the Company and its stockholders. Stock options and other equity-based awards provide executive officers with the opportunity to acquire equity interests in the Company and to participate in the creation of stockholder value and benefit correspondingly with increases in the price of the Common Stock. See Proposal III regarding the proposal to, among other matters, broaden the types of awards that may be granted by the Compensation Committee under the proposed 2004 Plan including SARs, restricted shares of Common Stock, restricted Common Stock units, performance shares of Common Stock, performance Common Stock units, cash-based awards and other equity awards valued or based upon the Common Stock. See also Proposal IV regarding the proposal to provide for annual incentive payments to certain key executives based upon the annual performance of the Company.

     COMPENSATION COMMITTEE'S ACTIONS FOR FISCAL YEAR 2003. In determining the amount and form of executive officer compensation to be paid or awarded for fiscal year 2003, the Compensation Committee considered the criteria discussed above. Based upon the Compensation Committee's review of such officers' and the Company's performances following the conclusion of fiscal year 2003, the Company granted cash bonuses to Messrs. Tarriff, Auerbach, O'Connor and Haughey and Dr. Gutman, the Named Executives, in the amounts of $450,000, $225,000, $225,000, $5,223 and $150,000, respectively. In addition, Messrs. Tarriff, Auerbach, O'Connor and Haughey and Dr. Gutman were granted, in January 2004, options to purchase shares of Common Stock in the amounts of 65,000, 32,500, 32,500, 2,500 and 45,000, respectively.

                            COMPENSATION COMMITTEE:

                            Peter S. Knight (Chairman)
                            John P. Abernathy
                            Ronald M. Nordmann

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     As a public company, the Company's directors and executive officers and the more than 10% beneficial owners of its Common Stock are subject to reporting requirements under Section 16(a) of the Exchange Act and required to file certain reports with the Commission in respect of their ownership of Company equity securities. The Company believes that during fiscal year 2003, all such required reports were filed on a timely basis.

                             AUDIT COMMITTEE REPORT

     The Company's management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee reviewed and discussed the audited financial statements with both the Company's management and Deloitte & Touche LLP, the Company's independent auditors for fiscal year 2003. Specifically, the Audit Committee reviewed and discussed with Deloitte & Touche LLP matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

     The Audit Committee received from Deloitte & Touche LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), reviewed and discussed with Deloitte & Touche LLP the issue of its independence from the Company.

     Based on the Audit Committee's review of the Company's audited financial statements and its discussions with both the Company's management and Deloitte & Touche LLP noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                            AUDIT COMMITTEE:

                            John D. Abernathy (Chairman)
                            Peter S. Knight
                            Peter W. Williams




PERFORMANCE GRAPH

     The graph below compares the cumulative total return of the Common Stock with the cumulative total returns of the NYSE Composite Index and the S&P(R) Health Care (Pharmaceuticals) Index for the period from December 31, 1998 to December 31, 2003. The graph assumes $100 was invested on December 31, 1998 in the Common Stock and $100 was invested on such date in each of the Indexes. The comparison assumes that any dividends paid were reinvested.

                                CUMULATIVE TOTAL RETURN


                                [CHART GRAPHIC OMITTED]

--------------------------------------------------------------------------------------
COMPANY / INDEX                          4Q98    4Q99    4Q00    4Q01    4Q02     4Q03
--------------------------------------------------------------------------------------
PHARMACEUTICAL RESOURCES, INC.           $100    $104    $146    $712    $627    $1,372
--------------------------------------------------------------------------------------
NYSE COMPOSITE INDEX                     $100    $109    $110     $99     $79      $102
--------------------------------------------------------------------------------------
S&P(R)HEALTH CARE--PHARMACEUTICALS INDEX $100     $88    $120    $103     $82       $89
--------------------------------------------------------------------------------------

                                          22

                                   PROPOSAL II

                            APPROVAL OF AN AMENDMENT
      TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF
           THE COMPANY FROM "PHARMACEUTICAL RESOURCES, INC." TO "PAR
                         PHARMACEUTICAL COMPANIES, INC."

GENERAL

     In February 2004, the Board adopted, subject to stockholder approval at the Meeting, a resolution approving an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Par Pharmaceutical Companies, Inc." The name change will become effective when the Company's amended Certificate of Incorporation (the "Amended Certificate") is filed with the Secretary of State of the State of Delaware. The Company will file the Amended Certificate promptly after (and if) its stockholders approve the name change. A copy of the Company's Certificate of Incorporation is available from the Company, at no charge, upon written request, and a copy of the Amended Certificate is attached to this Proxy Statement as Appendix B.

PRINCIPAL REASONS FOR THE AMENDMENT

     The Board believes that the name change is in the best interests of the Company because it will more accurately reflect its business model as a holding company with diversified interests throughout the pharmaceutical industry. The proposed amendment will not have any material effect on the Company's business, operations, assets or reporting requirements. Stockholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to the Company's transfer agent.

     The Common Stock will continue to trade under the stock symbol "PRX" on the NYSE.

APPROVAL

     The Board has approved the Amended Certificate and has adopted a resolution to change the name of the Company to PAR PHARMACEUTICAL COMPANIES, INC. The proposal to amend the Company's Certificate of Incorporation will be adopted if holders of a majority of the outstanding shares of Common Stock vote in favor of it.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF PROPOSAL II.

                                  PROPOSAL III

                              APPROVAL AND ADOPTION
                                     OF THE
                          2004 PERFORMANCE EQUITY PLAN

GENERAL

     In February 2004, the Board adopted, subject to stockholder approval at the Meeting, the 2004 Plan, which will reserve up to a maximum of [_________] shares of Common Stock for issuance under the 2004 Plan and provide for grants of stock options and other awards such as SARs, restricted shares of Common Stock ("restricted stock"), restricted Common Stock units ("restricted units"), performance shares of Common Stock ("performance shares"), performance Common Stock units ("performance units"), cash-based awards and other equity awards valued or based upon the Common Stock ("other stock-based awards").

     Currently, the Compensation Committee may authorize grants of stock options under the 2001 Plan. However, the 2001 Plan does not provide the Compensation Committee with the authority to grant other types of awards such as SARs, restricted stock, restricted units, performance shares, performance units and other stock-based or cash-based incentive awards. The 2004 Plan will replace the 2001 Plan and thus, will broaden the array of equity alternatives available to the Compensation Committee when designing compensation incentives.

     The Board believes that it is in the best interests of the Company and its stockholders to provide employees and third party service providers of the Company and its subsidiaries, through the granting of stock options, SARs, restricted stock, restricted units, performance shares, performance units, cash-based awards and other stock-based awards, the opportunity to participate in the value and/or appreciation of the Common Stock. The 2004 Plan will also enhance the Company's ability to attract, retain and reward employees and third party service providers of the Company and its subsidiaries, and to increase the mutuality of interests between those individuals and the stockholders of the Company.

     Stock options have long been an integral and essential part of competitive compensation packages for companies in our industry. However, anticipated changes in accounting policies that would require expensing of stock options are likely to precipitate a change in compensation packages in favor of alternative forms of equity interests. The Board is proposing the above 2004 Plan in order to provide the Company with the flexibility needed to design stock incentive compensation awards that will be competitive with current and future compensation trends and to respond to any changes, both anticipated and unanticipated, in accounting policies. In addition, stockholder approval of the 2004 Plan is sought to ensure the continued tax deductibility by the Company of awards under the 2004 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The following is a summary of the material features of the 2004 Plan. The summary of the 2004 Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2004 Plan, which is attached hereto as Appendix C.

SUMMARY OF THE PLAN

     The maximum number of shares of Common Stock ("shares") issuable under the 2004 Plan is [_________]. This includes 1,200,000 new shares, [_______] shares that remain available under the 2001 Plan and any shares subject to the [_________] outstanding awards as of the Record Date under the 2001 Plan that cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable shares). No more than 350,000 shares may be issued pursuant to full value awards (E.G., awards other than stock options or SARs that are settled by the issuance of shares). If the 2004 Plan is approved by the stockholders, no additional awards will be made after the date of such approval under the 2001 Plan.

     Shares are counted against the authorization only to the extent that they are actually issued. Thus, shares which terminate by expiration, forfeiture, cancellation, or otherwise, are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for future grants. Also, if the option price or tax withholding requirements of any award are satisfied by tendering shares to the Company, or if an SAR is exercised, only the number of shares issued, net of the shares tendered, will be deemed issued under the 2004 Plan.

     The 2004 Plan also imposes annual per-participant award limits, starting with calendar year 2004. The maximum number of shares for which stock options may be granted to any person in any calendar year is 300,000. The maximum number of shares subject to SARs granted to any person in any calendar year is 300,000. The maximum aggregate grant to any person in any calendar year of restricted stock or restricted units is 100,000 shares. The maximum aggregate grant to any person in any calendar year of performance shares or performance units is the value of 100,000 shares determined as of the date of vesting or payout, as applicable. The maximum aggregate grant to any person in any calendar year of cash-based awards is the value of $1,000,000. The maximum aggregate grant to any person in any calendar year of other stock-based awards is 100,000 shares.

     The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Compensation Committee to reflect stock dividends, stock splits, reverse stock splits and other similar corporate events or transactions, including without limitation, distributions of stock or property other than normal cash dividends. The Compensation Committee may also make adjustments to reflect unusual or nonrecurring events.

     On the Record Date, the closing price of the Common Stock on the NYSE was $[___].

ADMINISTRATION

     The Compensation Committee is responsible for administering the 2004 Plan and has the discretionary power to interpret the terms and intent of the 2004 Plan and any 2004 Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards and to adopt rules, regulations, policies, instruments and guidelines. Determinations of the Compensation
Committee made under the 2004 Plan are final and binding. The Compensation Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Compensation Committee may also delegate to one or more officers of the Company the power to designate other employees (other than officers subject to Section 16 of the Exchange Act ).

TYPES OF AWARDS

     Awards under the 2004 Plan may include non-qualified stock options, incentive stock options, SARs, restricted stock, restricted units, performance shares, performance units and other stock-based or cash-based incentive awards.

     STOCK OPTIONS. The Compensation Committee may grant both incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") under the 2004 Plan. Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

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

     The exercise price for options may not be less than the fair market value of the Common Stock on the date of grant; however, options can be granted with an exercise price that is greater than the fair market value of the Common Stock on the date of grant or that is indexed to the fair market value of the stock on the date of grant, except in the case of an ISO, in which case the exercise price may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% if the recipient is a 10% or more stockholder). The latest expiration date cannot be later then the tenth (10th) anniversary of the date of grant (for an ISO, the fifth (5th) anniversary of the date of grant if the recipient is a 10% or more stockholder). Fair market value under the 2004 Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. The exercise price may be paid with cash or its equivalent, with previously acquired shares, or by other means approved by the Compensation Committee, including a broker-assisted exercise. The Compensation Committee may substitute SARs for outstanding stock options if the Company ceases to account for equity compensation under APB Opinion No. 25 and begins to recognize a compensation expense for such compensation under FAS 123 or a successor standard.

     STOCK APPRECIATION RIGHTS. The Compensation Committee may grant stock appreciation rights ("SARs") under the 2004 Plan either alone or in tandem with stock options. The grant price of a SAR cannot be less than the fair market value of the Common Stock at the time of grant; however, SARs can be granted with a grant price that is greater than the fair market value of the Common Stock on the date of grant or that is indexed to the fair market value of the stock on the date of grant. The grant price of a SAR granted in tandem with a stock option will be the same as the option price of the option. SARs cannot be exercised later then the tenth (10th) anniversary of the date of grant.

     Freestanding SARs may be exercised on such terms as the Compensation Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of a SAR, the holder will receive from the Company cash, shares or a combination, as determined by the Compensation Committee, equal in value to the difference between the fair market value of the Common Stock subject to the SAR, determined as described above, and the grant price.

     RESTRICTED STOCK AND RESTRICTED UNITS. The Compensation Committee may award restricted stock and restricted units. Restricted stock awards consist of shares that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. A holder of restricted stock is treated as a current stockholder and is entitled to dividend and voting rights.

     By contrast, restricted unit awards result in the transfer of shares to the participant only after specified conditions are satisfied. As a result, the holder of a restricted unit award is treated as a stockholder with respect to the award only when the shares are delivered in the future. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted units. However, subject to possible acceleration of vesting under certain conditions, the minimum vesting period for performance-based awards will be one year and for time- or service-based awards, will be in substantially equal installments over a period of at least three years.

     PERFORMANCE SHARES AND PERFORMANCE UNIT AWARDS. Performance share and performance unit awards may be granted under the 2004 Plan. Performance shares will have an initial value that is based on the fair market value of the Common Stock on the date of grant. Performance unit awards will have an initial value that is determined by the Compensation Committee. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Compensation Committee are met. The performance goals may vary from participant to participant, group to group and period to period. The performance goals for performance share and performance unit awards and any other awards granted under the 2004 Plan that are intended to constitute "qualified performance-based compensation" will be based upon one or more of the following (any one of which may be measured with respect to the Company or any one or more of its subsidiaries and either in absolute terms or as compared to another company or companies): Net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including return on assets, capital, invested capital, equity, or sales or revenue); cash flow (including operating cash flow, free cash flow, and cash flow return on equity); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; share price (including growth measures and total stockholder return); expense targets; market share; customer satisfaction; working capital targets; and research and development expenditures.

     The Compensation Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments or settlements; the effect of changes in tax laws, accounting principles or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in
management's discussion of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

     Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Compensation Committee has the discretion to adjust these awards downward. In addition, the Compensation Committee has the discretion to make awards that do not qualify as performance-based compensation. Awards may be paid in the form of cash, shares, or in any combination, as determined by the Compensation Committee.

     CASH-BASED AWARDS. The Compensation Committee may grant cash-based awards under the 2004 Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Compensation Committee may determine that are not inconsistent with the terms of the 2004 Plan. Although based on a specified amount of cash, cash-based awards may be paid, in the Compensation Committee's discretion, either in cash or by the delivery of shares of Common Stock.

     OTHER STOCK-BASED AWARDS. The Compensation Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than options, SARs, restricted stock, restricted units, performance shares or performance units. The terms and conditions of each other stock-based award shall be determined by the Compensation Committee. Payment under any other stock-based awards will be made in shares or cash, as determined by the Compensation Committee.

     DIVIDEND EQUIVALENTS. The Compensation Committee may provide for the payment of dividend equivalents with respect to any shares subject to an award that have not actually been issued under the award.

     DEFERRALS. The Compensation Committee may require or permit a participant to defer the receipt of cash or shares pursuant to any awards under the 2004 Plan.

OTHER TERMS AND CONDITIONS

     AGREEMENTS; TRANSFERABILITY. Awards granted under the 2004 Plan will be evidenced by agreements consistent with the 2004 Plan in such form as the Compensation Committee may prescribe. Neither the 2004 Plan nor agreements thereunder confer any right to continued employment upon any recipient of an award. Unless provided otherwise in an award agreement or in the discretion of the Compensation Committee, awards may not be transferred other than by will or by the laws of descent and distribution. Similarly, during a recipient's lifetime, options and other awards requiring exercise may be exercised only by the recipient, unless provided otherwise in an award agreement or in the discretion of the Compensation Committee.

     FORFEITURE FOLLOWING TERMINATION OF EMPLOYMENT. The Compensation Committee generally will determine how each award will be treated following termination of the holder's employment with or service for the Company or any of its subsidiaries, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs or other awards requiring exercise will remain exercisable.

     CERTAIN RESTRICTIONS. If provided in the award agreement, a participant's rights to an award may be subject to the participant's agreement (i) not to compete with the Company or any of its subsidiaries, (ii) not to solicit away the Company's business or employees and (iii) not to disclose confidential information regarding the Company or to disparage the Company. A breach of these restrictions may result in cancellation of awards or the recovery by the Company of gain realized under an award.

     CHANGE OF CONTROL. If there is a change of control of the Company, all outstanding options vest and shall be exercisable. However, if the change of control is a result of an acquisition of more than 20% of the outstanding shares entitled to vote generally in the election of directors, the Board may suspend or terminate this treatment for options.

     Under the 2004 Plan, a change in control may be triggered if (i) there is an acquisition of more than 20% of the outstanding shares entitled to vote generally in the election of directors, (ii) a tender or exchange offer for the Company's stock is commenced or publicly announced, (iii) stockholders approve a merger, consolidation or sale of the Company or a disposition of all or substantially all of the Company's assets, unless such stockholders continue to own more than 50% of the outstanding voting securities or (iv) the Company's stockholders approve any plan or proposal for the liquidation or dissolution of the Company.

     However, a change of control shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities.

     AWARDS FOR NON-U.S. EMPLOYEES. To comply with the laws in other countries in which the Company or its subsidiaries operate or may operate or have employees or third party service providers, the Compensation Committee may establish subplans under the 2004 Plan and modify the terms of the awards made to such employees and service providers.

ELIGIBILITY

     Employees and third party service providers of the Company and its subsidiaries who are selected by the Compensation Committee are eligible to participate in the 2004 Plan. As of the Record Date, there were approximately 550 eligible employees and two eligible third-party service providers.

AMENDMENT AND TERMINATION

     The Compensation Committee may at any time alter, amend, modify, suspend or terminate the 2004 Plan or any outstanding award in whole or in part. No amendment of the 2004 Plan will be made without stockholder approval if stockholder approval is required by law. No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the 2004 Plan.

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

NEW PLAN BENEFITS

     The future benefits or amounts that would be received under the 2004 Plan by executive officers, employees and third party service providers are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the 2004 Plan had been in effect cannot be determined.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences of the issuance and/or exercise of awards under the 2004 Plan are described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards and the ownership and disposition of any underlying securities.

     INCENTIVE STOCK OPTIONS. The 2004 Plan qualifies as an incentive stock option plan within the meaning of Section 422 of the Code. A recipient who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the recipient disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory "holding period"), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the exercise price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the exercise price and (ii) the gain on the sale. The Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

     The excess of the fair market value of the shares on the date of exercise over the exercise price is, however, includable in the option holder's income for alternative minimum tax purposes.

     NON-QUALIFIED STOCK OPTIONS. The recipient of a non-qualified stock option under the 2004 Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, depending on the length of time that the recipient held the shares (with the holding period beginning on the date of exercise), equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

     STOCK APPRECIATION RIGHTS. A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of a share of the Common Stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

     RESTRICTED STOCK. A recipient will not be taxed at the date of an award of restricted stock, but will be taxed at ordinary income rates on the fair market value of the restricted stock as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted stock to the recipient, elects under Section 83(b) of the Code to include in ordinary income the fair market value of the restricted stock as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses (with the holding period beginning on the date that restrictions lapse or the date of grant if the recipient elects to be taxed under Section 83(b)), with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted stock, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

     RESTRICTED UNITS. A participant will ordinarily not recognize taxable income upon an award of restricted units and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock received and the Company will be entitled to a deduction of the same amount.

     PERFORMANCE AND OTHER STOCK-BASED AWARDS AND SHORT-TERM CASH AWARDS. Normally, a participant will not recognize taxable income upon the grant of performance awards and other stock-based awards and cash-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant. The Company will then be entitled to a deduction of the same amount.

     In general, under Section l62(m) of the Code, remuneration paid by a public corporation to its chief executive officer or any of its other top four named executive officers, ranked by pay, is not deductible to the extent it exceeds $1,000,000 for any year. Taxable payments or benefits under the 2004 Plan may be subject to this deduction limit. However, under Section l62(m) of the Code, qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under stockholder approved plans and that meet certain other requirements, is exempt from the deduction limitation. The 2004 Plan has been designed so that the Compensation Committee in its discretion may grant qualifying exempt performance-based awards under the 2004 Plan.

     Under the so-called "golden parachute" provisions of the Code, the accelerated vesting of stock options and benefits paid under other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.

EFFECTIVE DATE

     The 2004 Plan shall be effective immediately on the date of (and subject to) its approval by the Company's stockholders. In the event that the Company's stockholders do not approve this amendment and restatement of the Plan, the existing 2001 Plan shall remain in full force and effect in accordance with its terms.

APPROVAL

     Assuming a quorum is present at the Meeting, the proposal to approve the 2004 Plan will be adopted upon the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Meeting.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF PROPOSAL III.

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

                                   PROPOSAL IV

                    APPROVAL OF THE AMENDMENT AND RESTATEMENT
        OF THE 1997 DIRECTORS' STOCK OPTION PLAN TO PROVIDE FOR AWARDS OF
           SHARES OF RESTRICTED STOCK AND DEFERRAL OF DIRECTORS' FEES
                                INTO STOCK UNITS

GENERAL

     In March 2004, the Board adopted, subject to stockholder approval at the Meeting, an amendment and a restatement of the Directors' Plan principally (i) to institute annual awards of restricted Common Stock units ("restricted units"), to permit deferral of directors' annual retainer fees into Common Stock units ("deferred units"). In connection with providing for the automatic grant of restricted units the Directors' Plan will also be amended to reduce the number of stock options granted annually to non-employee directors under the Plan from 10,000 to 5,000.The amended and restated Directors' Plan will be known as the Pharmaceutical Resources, Inc. Amended and Restated 1997 Directors' Stock and Deferred Fee Plan (the "Amended Directors' Plan").

     The Board believes that it is important to provide awards of restricted units and the opportunity to defer fees into deferred units under the Directors' Plan in order to advance the interests of the Company by affording directors an opportunity to acquire, maintain and increase their ownership interests in the Company, thereby encouraging continued directorship service to the Company and helping to achieve its strategic objectives. Presently, the Directors' Plan provides solely for an annual grant of stock options. Stock options have long been an integral and essential part of competitive compensation packages for pharmaceutical companies. However, anticipated changes in accounting policies that would require the expensing of stock options are likely to precipitate a change in compensation packages in favor of alternative forms of equity interests. The Board is proposing the above amendment in order to provide the Company with the flexibility needed to design stock incentive compensation awards that will be competitive with current and future compensation trends and to respond to the anticipated changes in accounting policies.

     The Amended Directors' Plan will be administered by the full Board.

     Other than the changes to the Directors' Plan outlined above, the terms of the Amended Directors' Plan are substantially identical to the existing Directors' Plan. The following summary of the Amended Directors' Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Amended Directors' Plan attached to this Proxy Statement as Appendix D.

SUMMARY OF THE PLAN

     The Amended Directors' Plan authorizes the granting of stock options, restricted units and deferred units covering up to an aggregate 650,000 shares of Common Stock. Options, restricted units and deferred units under the Amended Directors' Plan may be granted only to directors of the Company who are not employees of the Company or any of its subsidiaries (each, an "Eligible Director"). Options granted under the Amended Directors' Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code. The Amended Directors' Plan provides for the automatic grant of stock options to purchase up to 5,000 shares of Common Stock and 2,500 shares of restricted units to each Eligible Director on the date of such director's initial election to the Board and on the earlier to occur of the following: (i) the date (if any) in January of each year on which the first meeting of the Compensation Committee occurs or (ii) the last

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

business day of January of such fiscal year (the "Date of Grant"). The restricted units grant is credited to the Eligible Director's Stock Account (as defined in the Amended Directors' Plan). In addition, each Eligible Director may elect to defer up to 100% of his or her annual retainer fees, which are converted into deferred units based on the fair market value (as defined in the Amended Directors' Plan) of the Common Stock on the date such fees are payable. The deferred units are then credited to the Eligible Director's Stock Account. The restricted units and deferred units credited to an Eligible Director's Stock Account are not issued or otherwise distributed as actual shares to the Eligible Director until he or she terminates service with the Board.

     The exercise price of any option granted under the Amended Directors' Plan may not be less than 100% of the fair market value of the Common Stock on the Date of Grant. Any option granted under the Amended Directors' Plan will become exercisable in full and an award of restricted units will be deemed to have vested in full on the first anniversary of the applicable Date of Grant so long as the Eligible Director has not been removed for "cause" as a member of the Board. The deferred units are not subject to any vesting requirements. To the extent that options granted under the Amended Directors' Plan become exercisable, such options will remain exercisable until the tenth anniversary of the Date of Grant, regardless of whether the Eligible Director continues to serve as a member of the Board. The restricted units and deferred units credited to an Eligible Director's Stock Account are considered unsecured obligations of the Company to deliver the actual shares of Common Stock when they become due following a termination of the Eligible Director's service.

     Pursuant to its terms, the Amended Directors' Plan will terminate on October 28, 2013, and no awards may be granted under the Plan after that date. The provisions of the Amended Directors' Plan will, however, continue to govern all awards previously granted until their exercise, payment, expiration or cancellation.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED DIRECTORS' PLAN

     The following is a brief summary of the Federal income tax aspects of awards to be made under the Amended Directors' Plan based upon the Code, and other statutes, regulations and interpretations in effect on the date hereof. The summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     STOCK OPTIONS. No option granted under the Amended Directors' Plan will be intended to qualify as an "incentive stock option," as that term is defined in
Section 422 of the Code. Neither the option holder nor the Company will incur any federal income tax consequences upon the grant of an option under the Amended Directors' Plan. Generally the option holder will recognize, on the date of exercise, ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price of the option.

     On a subsequent sale of any shares obtained upon the exercise of an option, the participant will recognize capital gain or loss equal to the difference, if any, between the amount realized and his or her tax basis in the shares. The tax basis of the shares, for purposes of computing taxable gain or loss, will be the sum of the exercise price and the amount of ordinary income recognized on the date of exercise. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets and as a short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

     For federal income tax purposes, the Company is generally entitled to a deduction in an amount equal to the ordinary compensation recognized by the option holder. Generally, the Company will be entitled to claim such deduction in the fiscal year containing the last day of the calendar year in which the option is exercised.

     RESTRICTED UNITS. A participant will normally not recognize taxable income upon an award of restricted units that is credited to his or her Stock Account, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions or deferral period. Upon the lapse of the restrictions or deferral period and the issuance of the actual shares (or the payment of cash in lieu of actual shares), the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock received and the Company will be entitled to a deduction in the same amount.

     DEFERRED FEES. If an Eligible Director makes a valid and timely election to defer his or her annual retainer fees and have them credited to a Stock Account, he or she will not recognize income at the time of the deferral. The Eligible Director will not recognize income for federal income tax purposes until he or she actually receives cash or shares of Common Stock, at which time the director will recognize ordinary income (and the Company will be entitled to a corresponding deduction) equal to the amount of the cash distribution or the fair market value of the Common Stock distribution.

APPROVAL

     Assuming a quorum is present at the Meeting, the proposal to approve the Amended Directors' Plan will be adopted upon the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Meeting.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF PROPOSAL IV.

                                   PROPOSAL V

                              APPROVAL AND ADOPTION
                                       OF
               THE COMPANY'S 2004 ANNUAL EXECUTIVE INCENTIVE PLAN

GENERAL

     The Incentive Plan provides for annual incentive payments to certain key executives of the Company based upon the Company's and individual's performance. As the Compensation Committee Report on Executive Compensation discusses, the Company's compensation programs are based on a strong pay-for-performance philosophy. A central element of this philosophy has been to link a significant portion of annual cash compensation to the attainment of the Company's annual strategic and financial objectives. The Incentive Plan is intended to continue this direct linkage between Company performance and compensation. The Board has recommended that the Incentive Plan be approved by the stockholders. A copy of the Incentive Plan is included in this Proxy Statement as Appendix E and the following description is subject, and qualified in its entirety by reference to the Incentive Plan.

     Section 162(m)(4)(C) to the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers (i.e., the "Covered
Employees"), unless the compensation in excess of $1,000,000 qualifies as "performance-based" compensation. In prior years, incentives paid to the Covered Employees generally have been deductible primarily because the sum of base salary and annual bonus has been less than $1,000,000. However, depending on the extent to which performance goals are achieved, it is possible for the sum of base salary and annual bonus to exceed this limit. If this happens, the Board believes it is important that annual incentive compensation payments to the Covered Employees be qualified as "performance-based" compensation in order to retain the corporate tax deductibility of the payments. Thus, to allow the Company to so qualify for such deduction, the Company is seeking approval of the Incentive Plan and the material terms of performance goals applicable to the Incentive Plan.

     Under the Incentive Plan, the Company will contribute 2% of its annual operating income each year into an annual incentive pool. If there is no operating income, no payments may be made under the Incentive Plan. The Compensation Committee will designate the percentage of the annual incentive pool each Covered Employee will be entitled to receive, provided, that no Covered Employee may receive more than 50% of the annual incentive pool.

ADMINISTRATION

     The Incentive  Plan will be  administered  by the  Compensation  Committee, which is composed entirely of directors who meet the criteria of "outside director" under Section 162(m) of the Code. The Compensation Committee shall select the individuals or class of individuals of the Company who shall receive awards under the Incentive Plan within the first ninety (90) days of the year (or within 25% of the performance period if the performance period is less than one year) and their respective percentages of the incentive pool. At the end of the year, the Compensation Committee will certify the level of attainment of the performance goal. The Compensation Committee also retains the discretion to decrease the amount of the award determined pursuant to the formula, including to zero, using whatever criteria it deems appropriate (including financial measures and achievement of strategic and individual objectives). The Compensation Committee's discretion may not be exercised to increase the award payable to any participant subject to Section 162(m) of the Code. In addition, the exercise of the Compensation Committee's discretion to reduce the award payable to any participant may not increase the award payable to any other participant subject to Section 162(m) of the Code. Approximately five key executives are eligible to receive awards under the Incentive Plan.

     An award will be paid for a plan year only to a participant who was actively employed by the Company (or on approved vacation or other approved leave of absence) throughout the plan year and who is employed by the Company on the date the award is paid. To the extent consistent with the deductibility of awards under Section 162(m) of the Code and the regulations thereunder, the Compensation Committee may, in its sole discretion grant an incentive award for a plan year to a participant who is first employed or who is promoted to a position eligible to become a participant under the Incentive Plan during the applicable year, or whose employment is terminated during the year because of the participant's death, disability, retirement or termination by the Company without "cause" (as determined by the Compensation Committee in good faith). In such cases of partial active employment, a pro rata bonus may be paid for the year.

TERM AND AMENDMENT OF THE INCENTIVE PLAN

     The Incentive Plan, if approved by the stockholders, will be effective for all fiscal years beginning with 2004 by action of the Board. The Incentive Plan may be amended or discontinued by the Board at any time. However, no amendment may increase the total payments which may be made under the Incentive Plan in any fiscal year or the maximum payment which may be made to any individual in any fiscal year above the award limits outlined above and specified in the Incentive Plan.

FUTURE INCENTIVE PLAN AWARDS

     Since future awards under the proposed Incentive Plan will be based upon the future performance of the Company and the Compensation Committee's ability to exercise negative discretion, actual payments cannot be determined at this time. Additionally, the amounts that would have been received for the last completed fiscal year if the Incentive Plan had been in effect cannot be determined because the Compensation Committee retains the discretion to adjust the awards determined pursuant to the formula downward.

     The Board believes that the continuation of annual incentive awards based upon Company performance and the Compensation Committee's assessment of other factors that allow it to adjust awards downward, and the qualification of the compensation paid to Covered Employees as "performance-based" compensation under
Section 162(m) of the Code is in the best interests of the Company and its stockholders.

APPROVAL

     The Board has approved a resolution to adopt the Company's 2004 Annual Executive Incentive Plan. Assuming there is a quorum at the Meeting, the proposal to adopt the Company's 2004 Annual Executive Incentive Plan will be adopted upon the affirmative vote of a majority of the votes cast in person or by Proxy at the Meeting.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF PROPOSAL V.

                              INDEPENDENT AUDITORS

     The Company retained the firm of Deloitte & Touche LLP to act as independent auditors for the Company for the fiscal year ending December 31, 2003.

     The Company first retained Deloitte & Touche LLP, effective May 1, 2002, to act as independent auditors for the Company for the fiscal year ending December 31, 2002. The Audit Committee considered, among other matters, Deloitte & Touche LLP's independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. Representatives of Deloitte & Touche LLP (the Company's independent auditor for fiscal years 2002 and 2003) are expected to be present at the Meeting, to have the opportunity to make a statement, if they so desire, and to be available to respond to appropriate questions.

     Arthur Andersen LLP, which had been retained as the Company's independent auditors prior to fiscal year 2002 and for the fiscal quarter ended March 31, 2002, was dismissed, upon the recommendation of the Audit Committee, on May 1, 2002. Representatives of Arthur Andersen LLP will not be present at the Meeting.

     For the fiscal years ended December 31, 2000 and December 31, 2001, Arthur Andersen LLP's reports on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 2001, and its review through the fiscal quarter ended March 31, 2002, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or audit scope or procedures that, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the matter in its reports.

     During the fiscal years ended December 31, 2000 and December 31, 2001 (and through the fiscal quarter ended March 31, 2002), with respect to the Board's decision to dismiss Arthur Andersen LLP, the Company did not consult Deloitte & Touche LLP regarding the application of accounting principles for a specified transaction, completed or proposed, or the type of audit opinion that might be reflected in the Company's financial statements or on any similar matter.

     Fees for services provided by Deloitte & Touche LLP to the Company for fiscal years 2003 and 2002 were separately approved by the Audit Committee, in accordance with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and were as follows:

                                                 2002              2003
                                                 ----              ----
                       Audit Fees (1)          $332,497         $ 668,894
                       Audit-Related Fees(2)     20,432            20,000
                       Tax Fees (3)              85,000           544,300
                       All Other Fees (4)             -            60,000
                                               --------         ---------

                       Total Fees              $437,929        $1,293,194

----------

(1) Represents fees for professional services rendered by Deloitte & Touche LLP with respect to the audit of the Company's annual consolidated financial statements and the review of the consolidated financial statements included in the Company's quarterly reports on Form 10-Q as well as the issuance of comfort letters and consents, and its assistance in reviewing documents filed with the SEC. Also includes fees for professional services rendered by Arthur Andersen LLP in the first quarter of fiscal year 2002.

(2)  Represents fees for audits of an employee benefit plan.

(2) Represents fees for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning.

(3) Represents fees for other services rendered by Deloitte & Touche LLP in connection with financial due diligence matters.

     The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditors. The policy provides for pre-approval by the Audit
Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the Audit Committee at its next regularly scheduled meeting.

     The Audit Committee considered whether the provision of non-audit services by Deloitte and Touche LLP was compatible with maintaining its independence and determined that the nature and substance of the non-audit services did not impair the status of Deloitte and Touche LLP as the Company's independent auditors.

                                  OTHER MATTERS

     On the date of this Proxy Statement, the Board has no knowledge of any business that will be presented for consideration at the Meeting, other than as described herein. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying proxy card to vote the proxies that they receive in respect of such matters in accordance with their judgment.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     In accordance with the Company's Bylaws and Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its stockholders that it had not received by March 26, 2004 notice of any other proposed matter to be submitted for stockholder vote at the Meeting, and, therefore, any proxies received in respect of the Meeting will be voted in the discretion of the Company's management on any other matter(s) that may properly come before the Meeting.

     Any proposal that is intended to be presented by any stockholder for action at the 2005 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company, at One Ram Ridge Road, Spring Valley, NY 10977, not later than January 11, 2005 in order for such proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2005 Annual Meeting of Stockholders. Advance notice of stockholder nominations for the election of directors must be delivered personally to, or been mailed to and received by, the Secretary of the Company at the address listed above, not less than 20 nor more than 60 days prior to the meeting date; provided that in the event that less than 30 days' prior notice or public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder, to be timely, must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

     The Company further notifies its stockholders that if the Company does not receive written notice by March 29, 2005 of a proposed matter to be submitted for stockholders' vote at the 2005 Annual Meeting of Stockholders, proxies received by members of the Company's management for such meeting may be voted, at the discretion of such management members, on any matter(s) that properly come before such meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such Meeting.

                                         By Order of the Board of Directors

                                         Thomas Haughey
                                         SECRETARY

Dated:  April 12, 2004

                         PHARMACEUTICAL RESOURCES, INC.

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2004

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder(s) of PHARMACEUTICAL RESOURCES, INC., a Delaware corporation (the "Company"), hereby constitute(s) and appoint(s) Scott
L. Tarriff and Thomas Haughey, and each of them, with full power of substitution in each, as the agents, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the 2004 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Park Ridge Marriott, 300 Brae Blvd., Park Ridge, New Jersey, on May 26, 2004, at 10:00 A.M. (local time), and any adjournment(s) thereof, all of the shares of common stock of the Company that the undersigned would be entitled to vote if then personally present at such Meeting in the manner specified herein and on any other business as may properly come before the Meeting.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5 AND, IN THE PROXIES' DISCRETION, UPON ANY OTHER MATTER(S) THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

(Continued and to be signed and dated on the reverse side.)

1.   ELECTION OF CLASS II DIRECTORS

     FOR ALL NOMINEES  [ ]     WITHHOLD AUTHORITY  [ ]     EXCEPTIONS*  [ ]
     listed below              to vote for ALL
                               nominees listed
                               below

Nominees:  Class II:    Peter W. Williams    Mark Auerbach     John D. Abernathy

*(Instruction: To withhold authority to vote for any individual nominee(s), mark the "Exceptions" box above and write that nominee name(s) on the blank line below.)

EXCEPTIONS
           ---------------------------------------------------------------------

2. Proposal to amend the Company's Certificate of Incorporation to change the Company's name from "Pharmaceutical Resources, Inc." to "Par Pharmaceutical Companies, Inc."

     FOR  [ ]                    AGAINST  [ ]                 ABSTAIN  [ ]

3.   Proposal to approve and adopt the Company's 2004 Performance Equity Plan.

     FOR  [ ]                    AGAINST  [ ]                 ABSTAIN  [ ]


4. Proposal to approve the amendment and restatement of the Company's 1997 Directors' Stock Option Plan.

     FOR  [ ]                    AGAINST  [ ]                 ABSTAIN  [ ]

5. Proposal to approve and adopt the Company's 2004 Annual Executive Incentive Plan.

     FOR  [ ]                    AGAINST  [ ]                 ABSTAIN  [ ]

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof and as set forth in Rule 14a-4(C) of the Securities Exchange Act of 1934, as amended.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        PROXY CARD PROMPTLY USING THE ENCLOSED
                                        POSTAGE PREPAID ENVELOPE.


                                        Dated                             , 2004
                                              ----------------------------


                                        ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                               Signature if held jointly

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                                      APPENDIX A

                         PHARMACEUTICAL RESOURCES, INC.
                             AUDIT COMMITTEE CHARTER
FEBRUARY 2004

--------------------------------------------------------------------------------

PURPOSE

The purpose of  the Audit  Committee  is to  assist the Board of Directors  (the
        "Board") in its  oversight  and evaluation of:

1.   the integrity of the Company's financial statements;

2.   the Company's compliance with legal and regulatory requirements;

3.   the   qualifications,   independence   and  performance  of  the  Company's
     independent auditors; and

4.   the performance of the Company's internal audit function.

In addition, the Audit Committee is charged with preparing an audit committee report as required by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee of the board of directors shall be comprised of directors who are independent of management and the Company. The number of directors constituting the audit committee may be fixed from time to time by action of the board of directors; provided, however, that effective as of June 14, 2001, the number shall be no fewer than three. If the number of directors is not fixed by the board of directors, effective as of June 14, 2001, the number shall be three (3). Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company as specified in Rule 303.01(B)(2) and (3) of the New York Stock Exchange, Inc. All audit committee members will be financially literate and at least one member will have accounting or related financial management expertise. The board of directors in its discretion shall make the determination of the independence of a director and his or her qualifications to serve as a member of the audit committee.

APPOINTMENT AND REMOVAL

The members of the Audit Committee shall be appointed at least annually by the Board on the recommendation of the Nominating and Governance Committee of the Board (the "Nominating and Governance Committee"). In each case on the recommendation of the Nominating and Governance Committee, the Board may from time to time remove members of the Audit Committee and fill any resulting vacancy.

STATEMENT OF POLICY

The audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the Company.

DUTIES AND RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

1. Obtain the full board of director's approval of this Charter and review and reassess this Charter as conditions dictate and at least annually.

2. Appoint, compensate and oversee the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

3. In case of a proposed hiring by Par, set clear hiring policies for employees or former employees of the independent auditors.

4. Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

5. Review and confirm the qualifications and independence of the Company's auditors.

6. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

7. Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the applicable laws and regulations. The committee should establish procedures for the receipt, retention, and treatment of complaints or reports regarding unethical or illegal conduct, as well as procedures for the anonymous, confidential submission of such complaints by employees.

8. Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

9. Inquire of management, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

10. Review the financial statements and management's discussion and analysis contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality of accounting principles and the clarity of the financial disclosure practices used or proposed to be used by the Company.

11. Provide sufficient opportunity for the independent auditors to meet separately with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

12. Report the results of the annual audit to the board of directors and recommend whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-K. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions.

13. On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action in response to the auditor's report to satisfy itself of the outside auditor's independence.

14. Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

15. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other consultants for this purpose if, in its judgment, that is appropriate.

ANNUAL PERFORMANCE EVALUATION

Undertake an annual performance evaluation of the Audit Committee.

DISCLOSURE OF CHARTER

This   Charter   will  be  made   available   on  the   Company's   website   at
www.parpharm.com.

                                                                      APPENDIX B

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                         PHARMACEUTICAL RESOURCES, INC.


           It is hereby certified that:

           1. The name of the corporation (hereinafter called the "Corporation") is PHARMACEUTICAL RESOURCES, INC.

           2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 9, 2003.

           3. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FIRST in its entirety and substituting in lieu thereof the following:

           "FIRST: The name of the Corporation is Par Pharmaceutical Companies, Inc."

           4.  The  amendment  of  the  Certificate  of   Incorporation  of  the
Corporation herein certified was duly adopted, pursuant to the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.



Signed on May   , 2004

                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                      APPENDIX C



                    2004 PERFORMANCE EQUITY PLAN

                    Pharmaceutical Resources, Inc.

                    Effective May 26, 2004

                         Pharmaceutical Resources, Inc.
                          2004 Performance Equity Plan

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 ESTABLISHMENT. Pharmaceutical Resources, Inc., a Delaware corporation (the "Company"), establishes an incentive compensation plan to be known as the 2004 Performance Equity Plan (the "Plan"), as set forth in this document.

     The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based Awards.

     The Plan shall become effective upon its approval by the stockholders of the Company (the "Effective Date") and shall remain in effect as provided in
Section 1.3 hereof.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to enable the Company to offer Awards to Employees and Third Party Service Providers, thereby enhancing the Company's ability to attract, retain and reward such individuals, and to increase the mutuality of interests between those individuals and the stockholders of the Company.

     1.3 DURATION OF THE PLAN. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

     2.1 "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

     2.2 "ANNUAL AWARD LIMIT" or "ANNUAL AWARD LIMITS" have the meaning set forth in Section 3.3.

     2.3 "AWARD" means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

     2.4 "AWARD AGREEMENT" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

     2.5 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.6 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.7 "CASH-BASED AWARD" means an Award granted to a Participant as described in Article 10.

     2.8 "CHANGE OF CONTROL" means any of the following events, unless otherwise defined in an Award Agreement:

            (a) Any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Exchange Act) becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than twenty percent (20%) of the then outstanding Shares entitled to vote generally in the election of Directors of the Company;

            (b) The commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange
                 Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

            (c) The stockholders of the Company approve (i) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than fifty percent (50%) of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, (ii) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (iii) any plan or proposal for the liquidation or dissolution of the Company.

            Provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities.

     2.9 "CODE" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

     2.10 "COMMITTEE" means the compensation committee of the Board, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

     2.11   "COMPANY"   means   Pharmaceutical   Resources,   Inc.,  a  Delaware
            corporation, and any successor thereto as provided in Article 19 herein.

     2.12 "COVERED EMPLOYEE" means a Participant who is a "covered employee," as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

     2.13 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

     2.14   "EFFECTIVE DATE" has the meaning set forth in Section 1.1.

     2.15 "EMPLOYEE" means any employee of the Company, its Affiliates, and/or Subsidiaries.

     2.16 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.17 "FAIR MARKET VALUE" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange ("NYSE") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly tracked at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

     2.18 "FULL VALUE AWARD" means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

     2.19 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7.

     2.20 "GRANT PRICE" means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

     2.21 "INCENTIVE STOCK OPTION" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

     2.22 "INSIDER" shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

     2.23 "NONQUALIFIED STOCK OPTION" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

     2.24 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

     2.25 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.26 "OTHER STOCK-BASED AWARD" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

     2.27 "PARTICIPANT" means any eligible person as set forth in Article 5 to whom an Award is granted.

     2.28 "PERFORMANCE-BASED COMPENSATION" means compensation under an Award that satisfies the requirements of Section 162(m)(4)(C) of the Code for deductibility of remuneration paid to Covered Employees.

     2.29 "PERFORMANCE MEASURES" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

     2.30 "PERFORMANCE PERIOD" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

     2.31 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9.

     2.32 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9.

     2.33 "PERIOD OF RESTRICTION" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in
            Article 8.

     2.34 "PLAN" means the Pharmaceutical Resources, Inc. 2004 Performance Equity Plan, as it may be amended from time to time.

     2.35   "PLAN YEAR" means the calendar year.

     2.36   "PRIOR PLAN" means the Company's 2001 Performance Equity Plan.

     2.37 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8.

     2.38 "RESTRICTED STOCK UNIT" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

     2.39 "SHARE" means a share of common stock of the Company, $.01 par value per share.

     2.40 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

     2.41 "SUBSIDIARY" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

     2.42 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

     2.43 "THIRD PARTY SERVICE PROVIDER" means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

ARTICLE 3. ADMINISTRATION

     3.1 GENERAL. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

     3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 17, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

     3.3 DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the
Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider or a Covered Employee; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1 NUMBER OF SHARES AVAILABLE FOR AWARDS.

     (a) Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the "Share Authorization") shall be:

           (i)  One million two hundred thousand (1,200,000) Shares, plus

           (ii) (A) [_______] Shares not issued or subject to outstanding awards under the Company's Prior Plan as of the Effective Date and (B) any Shares subject to the [_________] outstanding awards as of the Effective Date under the Prior Plan that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares), up to an aggregate maximum of [_________] Shares.

     (b) Of the Shares reserved for issuance under Section 4.1(a) of the Plan, no more than [_______] of the reserved Shares may be issued pursuant to Full Value Awards.

     (c) Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs and NQSOs shall be:

           (i) [_________] Shares that may be issued pursuant to Awards in the form of ISOs; and

           (ii) [_________] Shares that may be issued pursuant to Awards in the form of NQSOs.

     (d) Except with respect to a maximum of five percent (5%) of the Shares authorized in Section 4.1(a), any Full Value Awards which vest on the basis of the Participant's continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months.

     4.2 SHARE USAGE. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

     4.3 ANNUAL AWARD LIMITS. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits") shall apply to grants of such Awards under the Plan:

           (a) OPTIONS: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be three hundred thousand (300,000).

           (b) SARS: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be three hundred thousand (300,000).

           (c) RESTRICTED STOCK OR RESTRICTED STOCK UNITS: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one hundred thousand (100,000).

           (d) PERFORMANCE UNITS OR PERFORMANCE SHARES: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be one hundred thousand (100,000) Shares, or equal to the value of one hundred thousand (100,000) Shares determined as of the date of vesting or payout, as applicable.

           (e) CASH-BASED AWARDS: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one
                Participant in any one Plan Year may not exceed one million (1,000,000).

           (f) OTHER STOCK-BASED AWARDS. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one hundred thousand (100,000).

     4.4 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

     The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

     Subject to the provisions of Article 17, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Individuals eligible to participate in this Plan include all Employees and Third Party Service Providers.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6. STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible
Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the regulations thereunder).

     6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.

     6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

     6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

     6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of
(a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

     Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

     6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

     6.8 TERMINATION OF EMPLOYMENT. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to the limitations set forth in Section 6.4. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

     6.9 TRANSFERABILITY OF OPTIONS.

           (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

           (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

     6.10 NOTIFICATION OF DISQUALIFYING DISPOSITION. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

     6.11. SUBSTITUTING SARS. Only in the event the Company is not accounting for equity compensation under APB Opinion No. 25, the Committee shall have the ability to substitute, without Participant's consent, SARs paid only in Stock (or SARs paid in Stock or cash at the Committee's discretion) for outstanding Options; provided, the terms of the substituted Stock SARs are the same as the terms for the Options and the aggregate difference between the Fair Market Value of the underlying Shares and the Grant Price of the SARs is equivalent to the aggregate difference between the Fair Market Value of the underlying Shares and the Option Price of the Options. If, in the opinion of the Company's auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

ARTICLE 7. STOCK APPRECIATION RIGHTS

     7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

     Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. Except with respect to Stock SARs substituted for Options in accordance with Section 6.11, the Grant Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

     7.2 SAR AGREEMENT. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.3 TERM OF SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

     7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

     7.5. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.6 PAYMENT OF SAR AMOUNT. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

           (a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

           (b)  The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     7.7 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to the limitations set forth in Section 7.3. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

     7.9 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     8.1 GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units represent the right to receive Shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives.

     8.2 RESTRICTED STOCK OR RESTRICTED STOCK UNIT AGREEMENT. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

     8.3 TRANSFERABILITY. Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

     8.4 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

     To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

     Except as otherwise provided in this Article 8 or under applicable law, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

     8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

     The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Pharmaceutical Resources, Inc. 2004 Performance Equity Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Pharmaceutical Resources, Inc.

     8.6 RIGHTS AS A STOCKHOLDER. Upon the acceptance by Participant of an Award of Restricted Stock, such Participant shall, subject to the restrictions set forth in the Award Agreement, have all the rights of a stockholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates, if any, representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and Participant's Award Agreement. Such certificates may be held in custody by the Company until the lapse of the restrictions on the Restricted Stock. With respect to Restricted Stock Unit Awards, until the achievement of the goals or the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no Shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award. Upon the achievement of the stated goals or the lapse or release of all restrictions with respect to a Restricted Stock Unit Award or at a later date if distribution has been deferred, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares, free of any restrictions set forth in the Plan and the related Award Agreement shall be delivered to the Participant.

     8.7 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     8.8 SECTION 83(B) ELECTION. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9. PERFORMANCE UNITS/PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

     9.2 VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

     9.3 EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the

Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     9.5 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     9.6 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, a Participant's rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 10. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

     10.1 GRANT OF CASH-BASED AWARDS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

     10.2 OTHER  STOCK-BASED  AWARDS.  The  Committee  may grant  other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

     10.3 VALUE OF CASH-BASED AND OTHER STOCK-BASED AWARDS. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based

Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

     10.4 PAYMENT OF CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines in its discretion.

     10.5 TERMINATION OF EMPLOYMENT. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     10.6 NONTRANSFERABILITY. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

ARTICLE 11. PERFORMANCE MEASURES

     11.1  PERFORMANCE  MEASURES.  Unless and until the  Committee  proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

     (a)   Net earnings or net income (before or after taxes);
     (b)   Earnings per share;
     (c)   Net sales or revenue growth;
     (d)   Net operating profit;
     (e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);
     (f) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);
     (g) Earnings before or after taxes, interest, depreciation, and/or amortization;
     (h)   Gross or operating margins;
     (i) Share price (including, but not limited to, growth measures and total stockholder return);
     (j)   Expense targets;
     (k)   Market share;
     (l)   Customer satisfaction;

     (m)   Working capital targets; and
     (n)   Research and development expenditures.

     Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (i) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

     11.2 EVALUATION OF PERFORMANCE. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

     11.3 ADJUSTMENT OF PERFORMANCE-BASED COMPENSATION. Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

     11.4 COMMITTEE DISCRETION. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12. DIVIDEND EQUIVALENTS

     Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

ARTICLE 13. BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 14. DEFERRALS

     The  Committee   may  permit  or  require  a  Participant   to  defer  such
Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards, Other Stock-Based Awards, or Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 15. RIGHTS OF PARTICIPANTS

     15.1 EMPLOYMENT. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Third Party Service Provider for any specified period of time.

     Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

     15.2 PARTICIPATION. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     15.3  RIGHTS AS A  STOCKHOLDER.  Except as  otherwise  provided  herein,  a
Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 16. CHANGE OF CONTROL

     16.1 CHANGE OF CONTROL OF THE COMPANY. Unless an Award Agreement provides otherwise or unless a Participant waives the application of this Section 16.1 prior to a Change of Control, in the event of a Change of Control, each outstanding Option granted under the Plan shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the Award Agreement. In the event of a Change of Control as defined in Section 2.8(a), all outstanding Options shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Option shall remain exercisable in full thereafter until it expires pursuant to its terms, unless the provisions of this Section 16.1 are suspended or terminated by an affirmative vote of a majority of the Board.

     16.2 CERTAIN MERGERS. If in connection with a merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company ("Merger") in which the Company is not the surviving corporation or pursuant to which a majority of the Shares which are of the same class as the Shares that are subject to outstanding Options are exchanged for, or converted into, or otherwise become shares of another corporation, the surviving, continuing, successor or purchasing corporation, as the case may be (the "Acquiring Corporation"), does not assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for outstanding Awards, the Board shall provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of the last date prior to such Merger, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this
Section 16.2 shall be conditioned upon the consummation of the Merger. Any Awards which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

ARTICLE 17. AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

     17.1  AMENDMENT,  MODIFICATION,  SUSPENSION,  AND  TERMINATION.  Subject to
Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's stockholders and except as provided in Sections 4.4 and 6.11, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

     17.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

     17.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 18. WITHHOLDING

     18.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     18.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date as of which the tax is to be determined equal to the minimum statutory total withholding tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 19. SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20. GENERAL PROVISIONS

     20.1 FORFEITURE EVENTS.

           (a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

           (b) Any amounts payable to Participants under this Plan shall be subject to forfeiture as and to the extent provided in Section 304 of the Sarbanes-Oxley Act of 2002 or other applicable law.

     20.2 LEGEND. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

     20.3 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     20.4 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     20.5 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     20.6 DELIVERY OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

           (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

           (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

     20.7 INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     20.8 INVESTMENT REPRESENTATIONS. The Committee may require any person receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

     20.9 EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

           (a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

           (b) Determine which Employees or Third Party Service Providers outside the United States are eligible to participate in the Plan;

           (c) Modify the terms and conditions of any Award granted to Employees or Third Party Service Providers outside the United States to comply with applicable foreign laws;

           (d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

           (e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

     Notwithstanding   the  above,  the  Committee  may  not  take  any  actions
hereunder, and no Awards shall be granted, that would violate applicable law.

     20.10 UNCERTIFICATED SHARES. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     20.11 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, and/or its Subsidiaries, and/or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     20.12 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     20.13 RETIREMENT AND WELFARE PLANS. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.

     20.14 NONEXCLUSIVITY OF THE PLAN. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

     20.15 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

     20.16 GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

     20.17 INDEMNIFICATION. Each person who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the company to whom authority was delegated in accordance with Article 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action take or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

     The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                                                      APPENDIX D

                         PHARMACEUTICAL RESOURCES, INC.
                              AMENDED AND RESTATED
                   1997 DIRECTORS' STOCK AND DEFERRED FEE PLAN


                                    ARTICLE I

                                    THE PLAN

           1.1. RESTATEMENT. Pharmaceutical Resources, Inc. hereby amends and restates the Pharmaceutical Resources, Inc. 1997 Directors' Stock and Deferred Fee Plan (the "Plan"), which was initially adopted effective October 28, 1997. The Plan applies to those directors of the Company who are neither officers nor employees of the Company or any of its subsidiaries. The Plan provides (i) for the annual grant of awards in the form of Stock Options and Restricted Units to Eligible Directors and (ii) the opportunity for Eligible Directors to defer receipt of all or a part of their cash compensation in the form of Deferred Units.

           1.2. PURPOSE. The purposes of the Plan are to align the interests of directors more closely with the interests of other stockholders of the Company, to encourage the highest level of director performance by providing the directors with a direct interest in the Company's attainment of its financial goals, and to provide a financial incentive that will help attract and retain the most qualified directors.

           1.3. EFFECTIVE DATE. This amendment and restatement of the Plan was adopted by the Board in April, 2004 and will be effective upon approval of the Company's stockholders (the "Effective Date"). In the event that the Company's stockholders do not approve this amendment and restatement of the Plan, the Plan as in effect prior to this amendment and restatement shall remain in full force and effect in accordance with its terms.

           1.4. TERMINATION DATE. The Plan shall terminate on October 28, 2013 and no further Awards shall be granted hereunder following such date.

                                   ARTICLE II

                                   DEFINITIONS

           As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a) "Award" shall mean an award to an Eligible Director of (i) Options under Article V, (ii) Restricted Units under Article VI, or (iii) Deferred Units under Article VI of the Plan.

     (b) "Award Agreement" shall mean a written agreement between the Company and an Eligible Director or a written acknowledgment from the Company to an Eligible Director specifically setting forth the terms and conditions of an Award granted under the Plan.

     (c) "Board" shall mean the board of directors of the Company.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (e) "Company" shall mean Pharmaceutical Resources, Inc.

     (f) "Date of Grant" shall mean, with respect to any Eligible Director, the date such Eligible Director was initially elected to the Board and for each year thereafter, the earliest to occur of the following: (i) the date on which the stockholders of the Company shall elect directors at an annual meeting of stockholders or any adjournment thereof, (ii) the date in January of each year on which the first meeting of the compensation committee of the Company occurs or (iii) the last business day of January of each fiscal year.

     (g) "Deferred Unit Award" means an award of Stock Units granted to an Eligible Director pursuant to Sections 6.2 and 6.4 of the Plan.

     (h)  "Effective  Date" for the Plan  shall  have the  meaning  set forth in
Section 1.3.

     (i) "Eligible Director" shall mean any director of the Company who is not an employee of the Company or any of its subsidiaries.

     (j) "Fair Market Value" on any day shall mean (i) if the principal market for the Stock is The New York Stock Exchange, any other national securities exchange or The NASDAQ Stock Market, the closing sales price of the Stock on such day as reported by such exchange or market, or on a consolidated tape reflecting transactions on such exchange or market, (ii) if the principal market for the Stock is not a national securities exchange and if there are no closing prices reported on The NASDAQ Stock Market, the mean between the closing bid and the closing asked prices for the Stock on such day as quoted on such market or
(iii) if there are no such prices quoted on The NASDAQ Stock Market, the price furnished by any New York Stock Exchange member selected by the Company from time to time for such purpose; PROVIDED, THAT, if clauses (i), (ii) and (iii) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board by any method which it deems, in good faith, to be appropriate. The determination of the Board shall be conclusive as to the Fair Market Value of the Stock.

     (k) "Option" shall mean an Eligible Director's stock option to purchase Stock granted pursuant to the provisions of Article V hereof.

     (l) "Optionee" shall mean an Eligible Director to whom an Option has been granted hereunder.

     (m) "Option Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

     (n) "Plan" shall mean the Pharmaceutical Resources, Inc. Amended and Restated 1997 Directors' Stock and Deferred Fee Plan, the terms of which are set forth herein, as amended from time to time.

     (o) "Qualified Domestic Relations Order" shall have the meaning assigned to such term under the Code and the regulations promulgated thereunder.

     (p) "Restricted Unit Award" shall mean an award of Stock Units, subject to certain forfeiture provisions, granted to an Eligible Director pursuant to
Section 6.1 of the Plan.

     (q) "Sale" shall mean any single transaction or series of related transactions, upon the consummation of the following events: (i) a definitive agreement for the merger or other business combination of the Company with and into another corporation pursuant to which the stockholders of the Company do not own, immediately after such transaction(s), more than 50% of the voting power of the corporation that survives and such other corporation is a publicly-owned corporation that is not a subsidiary of another corporation or
(ii) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company (other than to any wholly-owned subsidiary of the Company); provided, that a Sale shall not be deemed to have occurred if there shall be an affirmative vote of a majority of the Board to suspend the provisions of Section 4.3 of the Plan with respect to any such event.

     (r) "Stock" shall mean the shares of common stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

     (s) "Stock Account" means the bookkeeping account established by the Company in respect to each director pursuant to Section 6.4 and to which shall be credited Stock Units representing the director's respective Restricted Unit Awards and Deferred Unit Awards pursuant to the Plan.

     (t) "Stock Unit" shall mean a hypothetical share of Stock which shall have a value on any date equal to the Fair Market Value of one share of Stock on that date.

                                   ARTICLE III

                                  PARTICIPANTS

           Each Eligible Director shall participate in the Plan, provided that he or she is or was elected as a member of the Board at an annual meeting of stockholders, or at any adjournment thereof, or was elected by Eligible Directors who were elected as members of the Board at an annual meeting, or at any adjournment thereof, of stockholders to fill a vacancy on the Board.

                                   ARTICLE IV

                       SHARES OF STOCK SUBJECT TO THE PLAN

           4.1. LIMITATIONS. Subject to any anti-dilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall not exceed 650,000 shares of Stock. Shares of Stock subject to an Option, a Restricted Unit Award or a Deferred Unit Award may be either authorized and unissued shares or shares issued and later acquired by the Company; PROVIDED, HOWEVER, that the shares of Stock with respect to which an Option has been exercised shall not again be available in connection with the grant of an Option hereunder. If any outstanding Options granted hereunder shall terminate, expire or be forfeited for any reason prior to the end of the period during which Options may be granted hereunder, new Options may be granted covering such unused shares. Furthermore, any shares of Stock that are subject to a Restricted Unit Award or Deferred Unit Award and for any reason are not issued to a director shall automatically become available again for use under the Plan.

           4.2. ANTI-DILUTION. If the event of any change in the Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, spinoff, split up, dividend in kind or other change in the corporate structure or distribution to the stockholders, appropriate adjustments shall be made in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares which may be issued under the Plan. In addition, the rights under outstanding Options, Restricted Unit Awards and Deferred Unit Awards granted hereunder, both as to the number of subject shares and, with respect to Options, the Option Price, shall be adjusted appropriately.

           The foregoing adjustments and the manner of application thereof shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

           4.3. SALE OF COMPANY.

           (a) TREATMENT OF OPTIONS. Each Option Award Agreement shall provide that, upon a Sale, the Board may elect either to (i) continue the outstanding Options without any payment or (ii) cause to be paid to the Optionee upon consummation of the Sale, a payment equal to the excess, if any, of the sale consideration receivable by the holders of shares of Stock in such a Sale (the "Sale Consideration") over the Option Price. If the Board elects to continue the Option, then the Company shall cause effective provisions to be made so that the Optionee shall have the right, by exercising the Option prior to its expiration date, to purchase or otherwise obtain the kind and amount of shares of Stock and other securities and property receivable upon such Sale by a holder of the number of shares of Stock that might have been purchased upon exercise of the Option immediately prior to the Sale. The value of the Sale Consideration receivable by the holder of a share of Stock, if it shall be other than cash, shall be determined, in good faith, by the Board. Upon payment to the Optionee of the Sale Consideration, the Optionee shall have no further rights in connection with the Option granted, the Option shall be terminated and surrendered for cancellation and the Option shall be null and void.

           (b) TREATMENT OF STOCK ACCOUNTS. Notwithstanding any provision of this Plan to the contrary, in the event a Sale of the Company occurs, within ten
(10) days of the date of such Sale, each director shall receive a lump sum distribution in cash equal to the value of all Stock Units credited to such director's Stock Account as of distribution (based upon the Sale Consideration).

                                    ARTICLE V

                                     OPTIONS

           5.1. OPTION GRANT; NUMBER OF SHARES; AND AGREEMENT.

           (a) ANNUAL GRANT OF OPTIONS. Subject to the provisions hereof, each Eligible Director shall be granted an Option to purchase Five Thousand (5,000) shares of Stock on the Date of Grant (the "Annual Grant"). No Eligible Director may receive more than one Annual Grant in any calendar year.

           (b) AGREEMENT. Each Option so granted shall be evidenced by an Award Agreement, dated as of the Date of Grant, and executed by the Company and the Optionee, stating the Option's duration, exercise period and exercise price. The terms and conditions of the Option shall be consistent with the Plan.

           5.2. OPTION PRICE. The Option Price of the Stock subject to each Option shall be the Fair Market Value of the Stock on the trading day immediately preceding its Date of Grant.

           5.3. OPTION EXPIRATION. Each Option shall expire on the tenth anniversary of such Option's Date of Grant (the "Expiration Date").

           5.4.  OPTION EXERCISE.

           (a) Any Option granted under the Plan may not be exercised, in whole or in part, until the first anniversary of the Date of Grant, subject to
     Section 4.3 hereof and any additional conditions imposed by the Board and set forth in an Award Agreement. If an Eligible Director shall be removed "for cause" as a member of the Board on or prior to the first anniversary of the Date of Grant of any Option, such Option shall terminate and be forfeited. Subject to the provisions of this Section 5.4(a), an Option shall remain exercisable at all times until the Expiration Date, regardless of whether the Optionee thereafter continues to serve as a member of the Board.

           (b) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares that have become exercisable in accordance with this Section, but not as to less than one hundred (100) shares of Stock unless the remaining shares of Stock that are so exercisable are less than one hundred (100) shares of Stock.

           (a) An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office, and by cash payment to the Company at said office of the full amount of the Option Price for such number of shares. In addition to, and prior to the issuance of a certificate for shares pursuant to any Option exercise, the Optionee shall pay to the Company in cash, the full amount of any federal, state or local income or employment taxes required to be withheld by the Company as a result of such exercise.

           (b) At the discretion of the Board, the Award Agreement may provide that an Option granted under the Plan may be exercised with respect to a specified number of shares of Stock by written notice of exercise to the
     Company stating that (i) the Option Price for such shares and any withholding tax due thereon will be paid to the Company directly by a broker-dealer designated by the Eligible Director and irrevocable instructions to such effect have been furnished by the Eligible Director to such broker-dealer and (ii) notification from the broker-dealer confirming payment to the Company will be promptly delivered to the Company. The exercise of any such Option shall be irrevocable at the time of notice to the Company; that the Company shall not be required to deliver certificates for shares of Stock with respect to the exercise of the Option until the Company has confirmed the receipt of good and sufficient funds in payment of the purchase price therefor.

           5.5. NONTRANSFERABILITY OF OPTION. Unless otherwise provided in the relevant Award Agreement, Options may not be transferred by an Optionee otherwise than by will or the laws of descent and distribution or by a Qualified Domestic Relations Order. Unless otherwise provided in the relevant Award Agreement, during the lifetime of an Optionee, his or her Option may be exercised only by him or her (or by his or her guardian or legal representative, should one be appointed) or by his or her spouse to whom the Option has been transferred pursuant to a Qualified Domestic Relations Order. In the event of the death of an Optionee, any Option held by him or her may be exercised by his or her legatee(s) or other distributee(s) or by his or her personal representative(s).

           5.6. NO REPRICING. Notwithstanding Article IX hereof, no Option may be repriced or otherwise adjusted to effect, directly or indirectly, a repricing of such Option.

                                   ARTICLE VI

                      RESTRICTED UNITS AND DEFERRAL OF FEES

           6.1. ANNUAL GRANTS OF RESTRICTED UNITS. Each Eligible Director shall be granted a Restricted Unit Award equal to Two Thousand Five Hundred (2,500) shares of Stock on the Date of Grant (the "Annual Restricted Unit Grant"). No Eligible Director may receive more than one Annual Restricted Unit Grant in any calendar year. The Restricted Unit Award shall be credited as Stock Units to the director's Stock Account. Each Restricted Unit Award shall be deemed to be vested in full on the first anniversary of the Date of Grant with respect to such Award, subject to Section 4.3 hereof and any additional conditions imposed by the Board and set forth in an Award Agreement. If an Eligible Director shall be removed "for cause" as a member of the Board on or prior to the first anniversary of the Date of Grant of any Restricted Unit Award, such Award shall terminate and be forfeited in its entirety and any Stock Units relating to such Award shall be subtracted from such director's Stock Account.

           6.2. DEFERRAL ELECTIONS. An Eligible Director may elect to defer receipt of all or a specified portion of the annual retainer fees otherwise payable in cash to the Eligible Director for serving on the Board or any committee thereof. An Eligible Director may make the elections permitted hereunder by giving written notice to the Company in a form approved by the Board. The notice shall include: (a) the percentage of annual retainer fees to be deferred, and (b) the time as of which deferral is to commence. Amounts deferred by a director pursuant to this Section 6.2 shall be converted into Stock Units in accordance with Section 6.4.

           6.3 TIME FOR ELECTING DEFERRAL. A deferral election with respect to any annual retainer fees earned for a calendar year must be made prior to the beginning of that calendar year; provided, that (a) for fees earned by an Eligible Director after June 30, 2004 and through December 31, 2004, an election must be made no later than June 1, 2004, and (b) if an individual becomes an Eligible Director after the first day of a calendar year, a deferral election must be made within thirty (30) days of the date such individual becomes an Eligible Director. Directors shall not be eligible to defer fees earned prior to July 1, 2004. A deferral election shall continue in effect until the Eligible Director terminates service with the Board, unless the Eligible Director provides the Board with a subsequent election to (x) alter the portion of such amounts deferred or (y) revoke an election to defer such amounts, which subsequent election shall not be effective until at least six (6) months after the date such election is submitted to the Company.

           6.4 STOCK ACCOUNTS. A Stock Account shall be established for each Eligible Director. Annual Restricted Unit Grants shall be credited as Stock Units directly to the Stock Account. Fees deferred by an Eligible Director shall be converted into a Deferred Unit Award, which shall be credited as Stock Units to the Eligible Director's Stock Account as of the date such amounts would have otherwise been paid in cash to the Eligible Director. The conversion of the director's fees into a Deferred Unit Award shall be based on the Fair Market Value of the Stock as of the date of conversion. An Eligible Director's Stock Account shall also be credited with dividends and other distributions pursuant to Section 6.5. No interest shall be credited on fees deferred by an Eligible

Director. Fractional shares shall be credited to a director's Stock Account cumulatively but the balance of shares of Stock Units in a director's Stock Account shall be rounded to the next highest whole share for any payment to such director pursuant to Section 6.7.

           6.5 DIVIDENDS EQUIVALENTS ON STOCK UNITS. Dividends and other distributions on Stock Units credited to an Eligible Director's Stock Account shall be deemed to have been paid as if such Stock Units were actual shares of Stock issued and outstanding as of the respective record or distribution dates. No interest shall be credited on such amounts. Such dividends and distributions shall be converted into Stock Units and credited to the Eligible Director's Stock Account as of the respective record or distribution dates. The conversion of such dividends and distributions into Stock Units shall be based on the Fair Market Value of the Stock as of the date of conversion. Fractional shares shall be credited to a director's Stock Account cumulatively but the balance of shares of Stock Units in a director's Stock Account shall be rounded to the next highest whole share for any payment to such director pursuant to Section 6.7.

           6.6 STATEMENT OF ACCOUNTS. A statement will be sent to each Eligible Director as to the balance of his or her Stock Account at least once each calendar year.

           6.7 PAYMENT OF ACCOUNTS. An Eligible Director shall receive a distribution of his or her Stock Account as soon as practicable following his or her termination of services as a director. Such distribution shall consist of one share of Stock for each Stock Unit credited to such director's Stock Account as of the date of distribution. If at any time the Board shall determine that payment of shares of Stock to an Eligible Director or the ownership or subsequent disposition of such Stock by such director may violate or conflict with any applicable law or regulation, the Board may, in its discretion, pay all or a portion of the director's Stock Account in cash. In this case, the amount of cash shall be determined with reference to the Fair Market Value of the Stock for the trading day immediately preceding the payment date.

           6.8 DESIGNATION OF BENEFICIARY; PAYMENTS TO A DECEASED DIRECTOR'S ESTATE. An Eligible Director may designate a beneficiary on a form approved by the Board. In the event of a director's death before the balance of his or her Stock Account is fully paid to the director, payment of the balance of the director's Stock Account shall then be made to his or her designated beneficiary or, if no valid designation has been made, to his or her estate in the time and manner selected by the Board. The Board may take into account the application of any duly appointed administrator or executor of an Eligible Director's estate and direct that the balance of the director's Stock Account be paid to his or her estate in the manner requested by such application.


                                   ARTICLE VII

                                   [RESERVED]

                                  ARTICLE VIII

               TERMINATION, AMENDMENT AND MODIFICATION OF THE PLAN

           The Board, in its sole discretion, may at any time terminate the Plan, and may, at any time, and from time to time and in any respect, subject to
Section 5.6 hereof,  amend or modify the Plan. The Board may, subject to Section
5.6 hereof, amend the terms of any award theretofore granted under the Plan; provided, however, that subject to Section 4.1 hereof, no such amendment may be made by the Board that, in any material respect, impairs the rights of a participant without the participant's consent.

                                   ARTICLE IX

                    RELATIONSHIP TO OTHER COMPENSATION PLANS

           The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plans for directors of the Company.

                                    ARTICLE X

                                  MISCELLANEOUS

           10.1. PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

           10.2. ISSUANCE OF SHARES. The Company shall not be required to issue or deliver any certificates for shares of Stock (a) purchased upon the exercise of any Option granted hereunder or any portion thereof, (b) upon the lapse of any restrictions applicable to a Restricted Unit Award, or (c) upon expiration of the deferral period applicable to any Stock Units, unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. The Company's obligation to deliver shares of Stock with respect to any award under this Plan may be conditioned upon the receipt by the Company of a representation as to the investment intention of the recipient in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any federal, state or local securities laws and applicable corporate law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

           10.3. DIRECTOR'S RIGHTS UNSECURED. The Plan is unfunded. The right of any Eligible Director to receive payments of cash or Stock under the provisions of the Plan shall be an unsecured claim against the general assets of the Company.

           10.4. WITHHOLDING. The Company shall have the right to deduct from all payments hereunder any taxes required by law to be withheld from such payments. The recipients of such payments shall bear all taxes on amounts paid under the Plan to the extent that no taxes are withheld thereon, irrespective of whether withholding is required.

           10.5. GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

           10.6. INDEMNIFICATION. Each person who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the company to whom authority was delegated in accordance with Article III shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action take or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

           The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

           10.7. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

           10.8. HEADINGS. Headings of Articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the Plan.

                                                                      APPENDIX E



                    ANNUAL EXECUTIVE INCENTIVE PLAN

                    Pharmaceutical Resources, Inc.

                    Effective January 1, 2004

                         PHARMACEUTICAL RESOURCES, INC.
                         ANNUAL EXECUTIVE INCENTIVE PLAN

ARTICLE 1. NAME.

     This plan shall be known as the "Pharmaceutical Resources, Inc. Annual Executive Incentive Plan, as amended from time to time (the "Plan").

ARTICLE 2. PURPOSE AND INTENT.

     Pharmaceutical Resources, Inc. established this Plan effective January 1, 2004 for the purpose of providing certain of its senior executive officers with annual incentive compensation based on the annual performance of the Company measured by an objective corporate financial performance measure. The intent of the Plan is to provide "performance-based compensation" within the meaning of
Section 162(m)(4)(C) of the Code. The provisions of the Plan shall be construed and interpreted to effectuate such intent.

ARTICLE 3. DEFINITIONS.

     For purposes of the Plan, the following terms shall have the following meanings:

     3.1 "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

     3.2 "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     3.3 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and references thereto shall include the valid Treasury regulations thereunder.

     3.4 "COMMITTEE" means all of the members of the Compensation and Stock Option Committee of the Board, or any other committee delegated by the Board to handle compensation matters, who are Outside Directors.

     3.5    "COMPANY"   means   Pharmaceutical   Resources,   Inc.,  a  Delaware
            corporation, and any successor thereto.

     3.6 "COVERED EMPLOYEE" for a Plan Year means any Employee of the Company who is a "Covered Employee," as defined in Section 162(m) of the Code and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Plan Year, or (ii) twenty-five percent (25%) of the period of service which has elapsed, as a "Covered Employee" under the Plan for such Plan Year.

     3.7 "EMPLOYEE" means any employee of the Company, its Affiliates, and/or its Subsidiaries.

     3.8 "OPERATING INCOME" means, with respect to a Plan Year, "operating income" of the Company determined in accordance with generally accepted accounting principles that would be reported in the Company's Annual Report to Stockholders for such Plan Year.

     3.9    "OUTSIDE DIRECTOR" means an "outside director" within the meaning of
            Section 162(m)(4)(C)(i) of the Code.

     3.10 "PLAN YEAR" means the shorter of the (i) fiscal year of the Company beginning January 1 and ending December 31, or (ii) the period of service.

     3.11 "SUBSIDIARY" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

ARTICLE 4. ADMINISTRATION.

     The Committee shall be responsible for administering the Plan. The Committee shall have all of the powers necessary to enable it to properly carry out its duties under the Plan. Not in limitation of the foregoing, the Committee shall have the power to construe and interpret the Plan and to determine all questions that shall arise thereunder. The Committee shall have such other and further specified duties, powers, authority, and discretion as are elsewhere in the Plan either expressly or by necessary implication conferred upon it. The Committee may appoint such agents, who need not be members of the Committee, as it may deem necessary for the effective performance of its duties, and may delegate to such agents such powers and duties as the Committee may deem expedient or appropriate that are not inconsistent with the intent of the Plan. The decision of the Committee upon all matters within its scope of authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.

ARTICLE 5. COVERED EMPLOYEE ANNUAL INCENTIVE AWARD

     5.1 ESTABLISHMENT OF INCENTIVE POOL. No later than ninety (90) days after the beginning of each Plan Year (or otherwise in accordance with the requirements of Section 162(m)(4)(C) of the Code, and the regulations thereunder), the Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool equal to two percent (2%) of the Company's Operating Income for the Plan Year. The Committee shall allocate an incentive pool percentage to each designated Covered Employee for each Plan Year. In no event may (i) the incentive pool percentage for any one Covered Employee exceed fifty percent (50%) of the total pool, and (ii) the sum of the incentive pool percentages for all Covered Employees cannot exceed one hundred percent (100%) of the total pool. Such designation shall be made

     5.2 DETERMINATION OF COVERED EMPLOYEES' PORTIONS. As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Covered Employee's allocated portion of the incentive pool (the "Incentive Pool Allocation") based upon the percentage established at the beginning of the Plan Year. Each Covered Employee's incentive award then shall be determined by the Committee based on the Covered Employee's Incentive Pool Allocation subject to adjustment in the sole discretion of the Committee pursuant to Section 5.3. In no event may the portion of the incentive pool


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allocated to a Covered  Employee be increased in any way,  including as a result of the reduction of any other Covered Employee's allocated portion.

     5.3 ADJUSTMENT OF INCENTIVE POOL ALLOCATION. The Incentive Pool Allocation to a Covered Employee pursuant to Section 5.2 may not be adjusted upward. The Committee shall retain the discretion to adjust such Incentive Pool Allocation downward (including a reduction to zero), either on a formula or discretionary basis or any combination, as the Committee determines.

     5.4 FORM AND TIMING OF PAYMENT. The Incentive Pool Allocation, as adjusted pursuant to Section 5.3, shall be paid in cash within two and one-half (2.5) months after the end of the Plan Year, subject to Committee certification in writing the amount of Operating Income for such Plan Year in accordance with
Section 162(m)(4)(C)(iii) of the Code. However, the Committee may permit or require a Covered Employee to defer receipt of the payment of cash that would otherwise be payable to the Covered Employee. If any such deferral election is required or permitted, the Committee, shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     5.5 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require the Covered Employee to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

ARTICLE 6. TERMINATION OF EMPLOYMENT.

     Except as provided below, an award shall be paid for a Plan Year only to a Covered Employee who is actively employed by the Company (or on approved vacation or other approved leave of absence) throughout the Plan Year and who is employed by the Company on the date the Incentive Pool Allocation award is paid. To the extent consistent with the deductibility of awards under Section 162(m) of the Code and the regulations thereunder, the Committee may in its sole discretion grant an Incentive Pool Allocation award for the Plan Year to a Participant who is first employed or who is promoted to a position eligible to become a Participant under this Plan during the applicable Plan Year, or whose employment is terminated during the Plan Year because of the Participant's death, disability (as defined in Section 22(e)(3) of the Code), retirement (as determined by the Committee), or termination by the Company without "cause" (as determined by the Committee). In such cases of active employment for part of a Plan Year, a pro rata Incentive Pool Allocation award may be paid for the Plan Year.

ARTICLE 7. BENEFICIARY DESIGNATION.

     Each Covered Employee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Covered Employee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Covered Employee in writing with the Company during the Covered Employee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Covered Employee's death shall be paid to the Covered Employee's estate.

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

ARTICLE 8. STOCKHOLDER APPROVAL.

     The  effectiveness  of the Plan is subject to its approval and ratification
by  the   stockholders  of  the  Company  to  the  extent  required  by  Section
162(m)(4)(C)(ii) of the Code.

ARTICLE 9. AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN.

     The Board may amend, modify, or terminate the Plan at any time, provided that no amendment, modification, or termination of the Plan shall reduce the amount payable to a Covered Employee under the Plan as of the date of such amendment, modification, or termination.


ARTICLE 10. APPLICABLE LAW.

     The Plan shall be governed by the laws of the State of New Jersey, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Participants under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New Jersey, to resolve any and all issues that may arise out of or relate to the Plan or any related award under the Plan.

ARTICLE 11. MISCELLANEOUS.

           (a) ASSIGNMENT. A Covered Employee's rights and interests under the Plan may not be assigned or transferred by the Covered Employee.

           (b) UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, and/or its Subsidiaries, and/or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

           (c) NO GUARANTEE OF EMPLOYMENT. Designation as a Covered Employee in the Plan shall not entitle or be deemed to entitle a Covered Employee to continued employment with the Company.

           (d) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

           (e) SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

           (f) RETIREMENT AND WELFARE PLANS. Neither awards made under the Plan nor cash paid pursuant to such awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

           (g) NONEXCLUSIVITY OF THE PLAN. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

           (h) INDEMNIFICATION. Each person who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the company to whom authority was delegated in accordance with this Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action take or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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